                                                                        ANNEX F

-------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
         PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (DEPOSITOR)
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-C2
                           $776,136,000 (APPROXIMATE)
-------------------------------------------------------------------------------


The information included herein is provided solely by Prudential Securities Incorporated and Greenwich NatWest Limited, as agent for National Westminster Bank, Plc (collectively known as the "Underwriters") for the Prudential Securities Secured Financing Corporation, Series 1999-C2 transaction. The analysis in this report is based on information provided by Greenwich Capital Financial Products, Inc. ("Greenwich"), National Realty Finance L.C. ("NRF"), KeyBank National Association ("Key") and Bridger Commercial Realty Finance LLC ("Bridger"), collectively known as the "Loan Contributors." The Underwriters make no representations as to the accuracy of such information. All opinions and conclusions in this report are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments or commercial mortgage loans. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, the Underwriters do not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. The Underwriters (or any of their affiliates) or their officers, directors, analysts or employees may have positions in securities, or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, or derivative instruments. In addition, the Underwriters may make a market in the securities referred to herein, but are not obligated to do so. Finally, the Underwriters have not addressed the legal, accounting and tax implications of the analysis with respect to you and the Underwriters strongly urge you to seek advice from your counsel, accountant and tax advisor.

Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, or derivative instruments mentioned herein.


GREENWICH NATWEST
-----------------
---------



                                    NATIONAL
                                    REALTY
                                    FUNDING L.C.




                                                             BRIDGER
                                                             COMMERCIAL FUNDING



THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET
         PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (DEPOSITOR)
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-C2
-------------------------------------------------------------------------------
                           $776,136,000 (APPROXIMATE)



APPROXIMATE SECURITIES STRUCTURE:

                                             APPROX.                                  WEIGHTED
                                          FACE/NOTIONAL       EXPECTED CREDIT         AVERAGE        PRINCIPAL
                    EXPECTED RATING          AMOUNT               SUPPORT               LIFE          PAYMENT
     CLASS            MOODY'S/S&P             ($MM)              (% OF UPB)          (YEARS)(A)      WINDOW (A)
----------------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED
A-1                     Aaa/AAA          $230,000,000              28.00%               5.692       8/99 -  6/08
A-2                     Aaa/AAA           399,650,000              28.00                9.379       6/08 -  4/09
B                       Aa2/AA+            41,540,000              23.25                9.711       4/09 -  4/09
C                         A2/A             45,913,000              18.00                9.775       4/09 -  5/09
D                        A3/A-             13,118,000              16.50                9.850       5/09 -  6/09
E                       Baa2/BBB           30,610,000              13.00                9.878       6/09 -  6/09
F                      Baa3/BBB-           15,305,000              11.25                9.988       6/09 -  4/10
A-EC               Privately Offered      874,522,722                N/A                9.063       N/A
G                     Not Offered          15,307,000               9.50               11.482       4/10 -  4/11
H                     Not Offered          19,674,000               7.25               11.861       4/11 -  7/11
J                     Not Offered           6,559,000               6.50               12.616       7/11 - 10/12
K                     Not Offered           6,559,000               5.75               13.475      10/12 -  5/13
L                     Not Offered          17,491,000               3.75               14.197       5/13 -  3/14
M                     Not Offered           4,373,000               3.25               15.216       3/14 -  4/15
N                     Not Offered           8,746,000               2.25               16.757       4/15 -  5/17
O                     Not Offered          19,677,722               0.00               19.812       5/17 -  9/23
----------------------------------------------------------------------------------------------------------------
Total                                    $874,522,722
(a)       Calculated at 0% CPR and no balloon or ARD extensions.

COLLATERAL FACTS:
Cut-off Date Balance:                                                                                $874,522,722
Number of Mortgage Loans:                                                                                     241
Number of Mortgaged Properties:                                                                               269
Average Cut-off Date Balance:                                                                          $3,628,725
Weighted Average Gross Coupon:                                                                             7.611%
Weighted Average Remaining Amortization Term (months):                                                        309
Weighted Average Cut-off Date DSCR:                                                                         1.41x
Weighted Average Cut-off Date LTV:                                                                         69.67%
Weighted Average Balloon/ARD LTV Ratio:                                                                    54.22%
Weighted Average Remaining Term to Maturity/ARD (months):                                                     124


SIGNIFICANT PROPERTY TYPE CONCENTRATIONS:
                                        CUT-OFF DATE               # OF                             WTD. AVG.    WTD. AVG.
              PROPERTY TYPE                BALANCE              PROPERTIES        % OF POOL         DSCR (X)      COUPON
-----------------------------------------------------------------------------------------------------------------------------------
Retail-Anchored                         $145,393,293                 20             16.63              1.31       7.4939
Retail-Unanchored                         87,932,996                 34             10.05              1.40       7.5418
Retail-Single Tenant                      34,565,101                 17              3.95              1.32       7.8456
Shadow Anchored                            7,667,288                  2              0.88              1.55       6.9263
                                           ---------                  -              ----              ----       ------
   Total Retail Related                  275,558,677                 73             31.51              1.35       7.5375
Multifamily                              194,496,435                 76             22.24              1.38       7.2976
Manufac. Housing                          31,864,914                 16              3.64              1.34       7.9558
                                          ----------                 --              ----              ----       ------
   Total Housing Related                 226,361,349                 92             25.88              1.37       7.3903
Office                                   124,104,613                 28             14.19              1.32       7.8098
Hotel - Full Service                      71,923,991                 16              8.22              1.68       8.0870
Industrial                                63,535,082                 19              7.27              1.31       7.6752
Other                                    113,039,010                 41             12.92              1.59       7.6715
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                $874,522,722                269            100.00%             1.41x      7.6105%

LOAN CONTRIBUTORS:

   LOAN CONTRIBUTORS       CUT-OFF DATE BALANCE       # OF MORTGAGE LOANS         % OF POOL     WTD. AVG. DSCR    WTD. AVG. COUPON
-----------------------------------------------------------------------------------------------------------------------------------
GREENWICH                     $532,378,772                   120                     60.88%          1.44x             7.5335%
NRF                            189,228,790                    52                     21.64           1.35              7.7066
KEY                             90,809,416                    47                     10.38           1.39              7.6793
BRIDGER                         62,105,743                    22                      7.10           1.32              7.8782
                            --------------                    --                      ----           ----              ------
         TOTAL                $874,522,722                   241                    100.00%          1.41x             7.6105%
===================================================================================================================================

IMPORTANT CHARACTERISTICS:
Lead Manager & Placement Agent:             Prudential Securities Incorporated
Co-Manager & Placement Agent:               Greenwich NatWest Limited, as Agent for National Westminster Bank, Plc.
Loan Contributors:                          Greenwich Capital Financial Products, Inc. ("Greenwich")
                                            National Realty Finance L.C. ("NRF")
                                            KeyBank National Association ("Key")
                                            Bridger Commercial Realty Finance LLC ("Bridger")
Transferor for NRF, Key and Bridger:        Prudential Securities Credit Corporation ("PSCC")
Master Servicer:                            National Realty Funding L.C., a Missouri limited liability company.
Special Servicer:                           National Realty Funding L.C.
Trustee:                                    The Chase Manhattan Bank, a New York
                                            Banking Corporation with its
                                            principal offices in New York. The
                                            Trustee will be obligated to make
                                            any principal and interest advances
                                            required to be made in the event
                                            that the Master Servicer or Special
                                            Servicer defaults in its performance
                                            of its obligation to make such
                                            advances.
Pricing Date:                               On or about July 16, 1999
Settlement Date:                            On or about July 22, 1999
Cut-off Date:                               July 1, 1999
Determination Date:                         The 11th  of each month, or if such a day is not a Business Day, the next Business Day.
First Determination Date:                   August 11, 1999
Distribution Date:                          The  15th of each  month,  or if that  day is not a  Business  Day,  the  Business  Day immediately  following the 15th day. The  Distribution  Date will be no fewer than four business days after the related Determination Date
First Distribution Date:                    August 17, 1999
ERISA Eligible:                             A-1, A-2, & A-EC
SMMEA:                                      Not eligible
Structure:                                  Sequential.  See "Structural Overview" herein.
Interest Accrual Period:                    Calendar month before the month in which such Distribution Date occurs
Day Count:                                  30/360
Tax Treatment:                              REMIC
Rated Final
  Distribution Date:                        June 16, 2031
Clean-up Call:                              1%
Minimum                                     Denominations: The Class A-1 and
                                            Class A-2 Certificates will be
                                            issued in minimum denominations of
                                            $25,000. The Class B Certificates
                                            will be offered in minimum
                                            denominations of $50,000. The
                                            remaining Offered Certificates will
                                            be offered in minimum denominations
                                            of $100,000. Investments in excess
                                            of minimum denominations may be made
                                            in multiples of $1.
Pricing Assumption:                         The loans are assumed to pay as scheduled to their  respective  maturity or Anticipated
                                            Repayment Dates.

SIGNIFICANT STATE CONCENTRATIONS:

          STATE                  CUT-OFF DATE  BALANCE          # OF PROPERTIES   % OF POOL            WTD. AVG. DSCR
--------------------------  ---------------------------  -----------------------  -------------  ---------------------
CALIFORNIA                                  $175,543,355                   34        20.07 %            1.38 x
NEW YORK                                      81,923,831                   20         9.37              1.33
ARIZONA                                       63,555,147                   12         7.27              1.42
FLORIDA                                       49,151,322                   25         5.62              1.46
PENNSYLVANIA                                  46,595,319                   17         5.33              1.53
OTHER                                        457,753,749                  161        52.33              1.41
                                             -----------                  ---        -----              ----
      TOTAL                                 $874,522,722                  269       100.00 %            1.41 x

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             TRANSACTION HIGHLIGHTS
-------------------------------------------------------------------------------

o        Diversification:

         --       241 loans secured by 269 properties Top 5 loans
         --       equal 18.89% of pool; Top 10 equal 25.41%
         --       40 states in total plus one property in the District of
                  Columbia, including California 20.07%, New York 9.37%, Arizona
                  7.27%, Florida 5.62%, Pennsylvania 5.33%, Ohio 4.02%, Maryland
                  4.00%; no other state > 4.00%;
         --       Maturity/ARD distribution equals 43.03% and 31.15% in 2009 and
                  2008, respectively, and no other year more than 8.24%

o        Underwriting:

         --       1.41x Weighted Average Cut-off Date DSCR
         --       69.67% Weighted Average Cut-off Date LTV
         --       54.22% Weighted Average Balloon/ARD LTV
         --       309 Month Weighted Average Remaining Amortization Term


-------------------------------------------------------------------------------
                          GENERAL POOL CHARACTERISTICS
-------------------------------------------------------------------------------

Number of Loans:                                                      241
Number of Properties:                                                 269

Aggregate Cut-off Date Principal Balance:                    $874,522,722
Aggregate Original Principal Balance:                        $880,326,700

Weighted Average Gross Coupon:                                     7.611%
Gross Coupon Range:                                       6.200% - 9.375%

Weighted Average Net Coupon:                                       7.546%
Net Coupon Range:                                         6.217% - 9.322%

Average Cut-off Date Principal Balance:                        $3,628,725
Average Original Principal Balance:                            $3,652,808

Maximum Cut-off Date Principal Balance:                       $69,289,658
Minimum Cut-off Date Principal Balance:                          $295,304

Maximum Original Principal Balance:                           $69,450,000
Minimum Original Principal Balance:                              $300,000

Weighted Average Cut-off Date DSCR:                                 1.41x
Cut-off Date DSCR Range:                                    1.01x - 3.76x



Weighted Average Cut-off Date LTV:                                 69.67%
Cut-off Date LTV Range:                                    37.09 - 96.56%

Weighted Average Original LTV:                                     70.12%
Original LTV Range:                                        37.50 - 97.00%

Weighted Average Balloon/ARD LTV:                                  54.22%
Balloon/ARD LTV Range:                                      5.13 - 72.77%

Weighted Average Age (First Pay through Last Pay):           6.152 months
Age Range:                                                  1 - 44 months

Weighted Avg. Remaining Amortization Term:                     309 months
Remaining Amortization Term Range:                       139 - 359 months

Weighted Average Original Amortization Term:                   315 months
Original Amortization Term Range:                        144 - 360 months

Weighted Avg. Rem. Term to Maturity/ARD:                       124 months
Remaining Term Range:                                     40 - 290 months

Weighted Average Original Term to Maturity/ARD:                130 months
Original Term Range:                                      60 - 300 months


-------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

o The Mortgage Pool will be comprised of 241 mortgage loans with an approximate Cut-off Date Balance of $874,522,722.

         -- The regularly scheduled monthly principal payments from the loans will be paid on a straight sequential basis (i.e., A-1, A-2, etc.).

         -- All other principal collections from the loans will be distributed on a straight sequential basis.


         -- If all Classes other than Classes A-1 and A-2 have been reduced to zero, principal will be allocated to Class A-1 and A-2 on a pro-rata basis.

o Each of the Classes (other than Classes A-1, A-2 and A-EC) will be subordinate to earlier alphabetically lettered classes. Realized Losses and Appraisal Reductions will be allocated in reverse alphabetical order to such Classes with certificate balances, and then pro-rata to Classes A-1 and A-2.

o        All Classes will pay interest on a 30/360 basis.

o Shortfalls resulting from servicer modifications or special servicer compensation will be allocated in reverse alphabetical order to Classes with certificate balances.

o The Master Servicer will be National Realty Funding L.C. National Realty Funding is rated Average by Standard & Poor's, and is an approved Master Servicer by Moody's.

o The Special Servicer will be National Realty Funding L.C. National Realty Funding is rated Average by Standard & Poor's, and is an approved Special Servicer by Moody's.

o The Special Servicer will be responsible for servicing loans that, in general, are in default or are in imminent default, and for administering REO properties. The Special Servicer may modify such loans, if among other things, such modifications, in the sole good faith of the Special Servicer, increase the recovery to Certificateholders on an estimated net present value basis. The Special Servicer, as agent for the trust and all Certificateholders is responsible for all collections, modifications and extensions for defaulted loans or REO properties.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              CALL PROTECTION TABLE
-------------------------------------------------------------------------------

                              7/99    7/00     7/01   7/02   7/03    7/04    7/05    7/06    7/07    7/08
                            ------- ------- ------- ------- ------ ------- ------- ------- ------- -------
Lockout / Defeasance         86.1%   86.2%   85.9%   82.5%  79.2%   70.7%   70.3%   75.8%   73.7%   65.3%

Greater of Yield Maintenance or Percentage Premium of:
          5.00% or greater     1.3     1.3     1.3    1.4     1.4     1.3     1.3     1.2     1.8     1.9
            4.00% to 4.99%     0.6     0.6     0.6    0.6     0.6     0.6     0.6     0.7     0.7     0.7
            3.00% to 3.99%     0.5     0.5     0.5    0.5     1.2     1.4     1.4     0.8     0.3     0.1
            2.00% to 2.99%     0.5     0.5     0.5    0.5     0.5     0.5     0.5     0.6     0.0     0.0
            1.00% to 1.99%    10.2    10.2    10.4   13.4    16.5    16.4    16.5    19.4    20.6    14.3
            0.00% to 0.99%     0.8     0.8     0.8    0.0     0.0     0.0     0.0     0.0     0.0     0.0

Total Yield Maintenance       13.9    13.8    14.1   16.3    20.2    20.2    20.3    22.6    23.4    16.9

Total of Yield Maintenance
  and Lockout / Defeasance   100.0   100.0   100.0   98.9    99.4    91.0    90.6    98.4    97.1    82.2

Percentage Premium:
          5.00% or greater     0.0     0.0     0.0    0.0     0.1     0.5     0.0     0.5     0.3     0.4
            4.00% to 4.99%     0.0     0.0     0.0    0.0     0.0     0.1     0.5     0.0     0.0     0.0
            3.00% to 3.99%     0.0     0.0     0.0    0.4     0.0     0.0     0.5     0.6     0.5     0.0
            2.00% to 2.99%     0.0     0.0     0.0    0.0     0.4     0.0     0.0     0.5     1.2     0.0
            1.00% to 1.99%     0.0     0.0     0.0    0.0     0.0     8.4     0.0     0.0     0.5     0.6
Total Percentage Premium       0.0     0.0     0.0    0.4     0.5     9.0     1.0     1.6     2.5     1.0
Open (no Call Protection)      0.0     0.0     0.0    0.8     0.2     0.0     8.5     0.0     0.4    16.8
                               ---     ---     ---    ---     ---     ---     ---     ---     ---    ----
Total All Categories         100.0   100.0   100.0  100.0   100.0   100.0   100.0   100.0   100.0   100.0

Current Pool Balance ($MM)   874.5   863.2   850.8  837.3   816.4   799.7   782.9   697.4   677.6   617.4
Pool Factor (%)              100.0    98.7    97.3    95.7   93.4    91.4    89.5    79.7    77.5    70.6

================================================================================

                              7/09    7/10    7/11   7/12    7/13    7/14    7/15    7/16    7/17    7/18
                            ------- ------- ------- ------ ------- ------- ------- ------- ------- -------
Lockout / Defeasance         67.1%   67.8%   59.6%  59.5%   42.2%   52.0%   53.6%   55.8%   59.5%   64.0%

Greater of Yield Maintenance or Percentage Premium of:
          5.00% or greater     3.2     3.0     3.0    2.8     0.0     0.0     0.0     0.0     0.0     0.0
            4.00% to 4.99%     4.2     4.3     4.1    4.2     4.9     0.0     0.0     0.0     0.0     0.0
            3.00% to 3.99%     0.3     0.3     0.4    0.3     0.0     6.9     0.0     0.0     0.0     0.0
            2.00% to 2.99%     0.0     0.0     0.0    0.0     0.0     0.0     7.4     0.0     0.0     0.0
            1.00% to 1.99%    20.6    20.1    20.2   17.5    19.2    14.0    13.7    21.3    12.0     9.7
            0.00% to 0.99%     0.0     0.0     0.0    0.0     0.0     0.0     0.0     0.0     0.0     0.0

Total Yield Maintenance       28.3    27.7    27.6   24.8    24.2    20.9    21.1    21.3    12.0     9.7

Total of Yield Maintenance
  and Lockout / Defeasance    95.4    95.5    87.2   84.4    66.4    72.9    74.7    77.0    71.5    73.7

Percentage Premium:
          5.00% or greater     2.5     0.0     0.0    0.0     2.7     4.0     0.0     0.0     0.0     0.0
            4.00% to 4.99%     2.1     2.4     0.0    0.0     0.0     3.0     4.2     0.0     0.0     0.0
            3.00% to 3.99%     0.0     2.1     3.4    0.0     0.0     0.0     0.0     4.4     0.0     0.0
            2.00% to 2.99%     0.0     0.0     3.1    3.3     0.0     0.0     0.0     0.0     4.6     0.0
            1.00% to 1.99%     0.0     0.0     0.0    3.2     6.2     5.2     5.5     6.0     6.5     4.9
Total Percentage Premium       4.6     4.5     6.5    6.5     8.9    12.2     9.7    10.3    11.2     4.9
Open (no Call Protection)      0.0     0.0     6.3    9.1    24.7    14.8    15.6    12.6    17.3    21.3
                               ---     ---     ---    ---    ----    ----    ----    ----    ----    ----
Total All Categories         100.0   100.0   100.0  100.0   100.0   100.0   100.0   100.0   100.0   100.0

Current Pool Balance ($MM)   101.9    96.7    63.1   57.8    47.0    31.5    27.4    23.0    18.7    14.3
Pool Factor (%)               11.6    11.1     7.2    6.6     5.4     3.6     3.1     2.6     2.1     1.6



THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         ALLOCATION OF PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES
--------------------------------------------------------------------------------

All collected Prepayment Premiums and Yield Maintenance Charges associated with principal prepayments will be allocated between the Offered Certificates and the Class A-EC Certificates as follows:

        Yield Maintenance Charges:

        o The Yield Maintenance Charges will be allocated between Classes of Certificates based on the product of (a) the principal distributed to each such Class as a percentage of the principal distributed to all Classes and (b) the Base Interest Fraction, with the remainder being distributed to the Class A-EC Certificates.

                       Base           (Pass-Through Rate - Discount Rate)
                     Interest  =   --------------------------------------------
                     Fraction           (Mortgage Rate - Discount Rate)


        o In general, this formula provides for an increase in the allocation of yield maintenance charges to the Offered Certificates then entitled to principal distribution relative to the Class A-EC Certificates as interest rates decrease, and a decrease in the allocation to such Classes as interest rates rise.

        Fixed Percentage Prepayment Premiums:

        o 75% of all Fixed Percentage Prepayment Premiums will be allocated to the Class A-EC Certificates. The remaining 25% of the Fixed Percentage Prepayment Premiums will be allocated to the Offered Certificates then entitled to principal distributions.



--------------------------------------------------------------------------------
            GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------


             WA   2.21%     OK   0.42%     IN   2.65%     NC   2.03%
             OR   0.67%     TX   3.18%     KY   0.17%     SC   0.22%
             ID   2.20%     HI   0.59%     TN   1.32%     FL   5.62%
             WY   0.32%     IA   0.73%     AL   0.51%     NH   2.70%
             CA  20.07%     MO   1.03%     OH   4.02%     ME   0.30%
             NV   2.70%     AR   0.74%     WV   2.01%     MA   3.07%
             UT   0.41%     LA   1.60%     GA   3.41%     CT   1.33%
             CO   1.72%     WI   0.55%     NY   9.37%     NJ   2.65%
             AZ   7.27%     IL   0.12%     PA   5.33%     DE   0.13%
             KS   1.10%     MI   1.06%     VA   0.21%     MD   4.00%
                                                          DC   0.26%




THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

                                                          WEIGHTED
                                                           AVERAGE     WEIGHTED
                   NUMBER OF    PERCENT OF    WEIGHTED    REMAINING     AVERAGE       WEIGHTED
                   MORTGAGED   CUT-OFF DATE   AVERAGE       TERM     CUT-OFF DATE     AVERAGE    CUT-OFF DATE
STATES             PROPERTIES    BALANCE    INTEREST RATE (MONTHS)        LTV           DSCR        BALANCE
------             ----------    -------    ------------- --------   ------------       ----        -------
CALIFORNIA            34          20.07 %      7.4916 %    123.81        70.46 %        1.38 x   $175,543,355
NEW YORK              20           9.37        7.6730      117.53        70.22          1.33       81,923,831
ARIZONA               12           7.27        7.1652      156.33        73.59          1.42       63,555,147
FLORIDA               25           5.62        7.7276      130.67        70.61          1.46       49,151,322
PENNSYLVANIA          17           5.33        7.9371      101.28        61.41          1.53       46,595,319
OHIO                  20           4.02        7.5612      123.32        72.31          1.44       35,187,894
MARYLAND               7           4.00        7.7918      104.19        70.52          1.48       35,022,379
GEORGIA                8           3.41        7.5447      102.27        69.37          1.46       29,841,213
TEXAS                 12           3.18        7.8038      117.63        64.27          1.45       27,771,947
MASSACHUSETTS          7           3.07        7.6861      114.41        71.95          1.31       26,861,061
NEW HAMPSHIRE          4           2.70        7.9861      121.15        70.88          1.35       23,654,485
NEVADA                 8           2.70        7.5932      129.55        64.04          1.42       23,589,552
NEW JERSEY             6           2.65        7.3472      125.65        70.56          1.39       23,178,390
INDIANA               13           2.65        7.6094      136.47        66.70          1.40       23,135,155
WASHINGTON             8           2.21        8.0561      121.42        61.97          1.44       19,291,481
IDAHO                  5           2.20        7.6824      118.70        67.44          1.34       19,258,284
NORTH CAROLINA         3           2.03        8.0800       83.00        58.74          1.66       17,758,904
WEST VIRGINIA          1           2.01        8.0000      143.00        76.25          1.26       17,536,726
COLORADO               8           1.72        7.4306      112.27        69.13          1.44       15,037,019
LOUISIANA              4           1.60        7.6542      115.00        71.08          1.29       13,981,438
CONNECTICUT            4           1.33        6.8959      116.67        72.76          1.39       11,648,615
TENNESSEE              5           1.32        7.5312      116.37        67.23          1.44       11,558,426
KANSAS                 4           1.10        7.7616      155.13        67.85          1.38        9,643,469
MICHIGAN               6           1.06        7.5959      123.94        66.18          1.44        9,284,172
MISSOURI               2           1.03        7.3613      116.45        77.41          1.31        8,969,969
ARKANSAS               1           0.74        7.7500      247.00        96.56          1.01        6,469,716
IOWA                   1           0.73        7.5500      229.00        72.36          1.34        6,367,553
OREGON                 3           0.67        7.4458      112.45        67.96          2.09        5,815,946
HAWAII                 1           0.59        7.2100      109.00        76.52          1.25        5,203,290
WISCONSIN              2           0.55        7.1033      110.44        66.96          1.41        4,815,665
ALABAMA                4           0.51        7.3603      115.66        71.69          1.39        4,426,527
OKLAHOMA               2           0.42        7.8070      118.65        74.89          1.32        3,706,926
UTAH                   2           0.41        7.3336      168.14        68.28          1.42        3,616,134
WYOMING                1           0.32        7.6500       83.00        71.71          1.27        2,796,884
MAINE                  3           0.30        9.0960      153.74        70.44          1.37        2,622,128
DISTRICT OF            1           0.26        7.1500      112.00        77.07          1.32        2,278,281
COLUMBIA
SOUTH CAROLINA         1           0.22        8.0800       83.00        58.74          1.66        1,895,613
VIRGINIA               1           0.21        7.6400      116.00        79.80          1.30        1,795,528
KENTUCKY               1           0.17        7.3700      118.00        74.84          1.44        1,496,807
DELAWARE               1           0.13        7.7500      112.00        74.20          1.58        1,150,115
ILLINOIS               1           0.12        8.0400      117.00        72.40          1.28        1,086,058
                     ---           ----        ------      ------        -----          ----     ------------

TOTAL                269         100.00 %      7.6105 %    123.69        69.67 %        1.41 x   $874,522,722

================================================================================


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DISTRIBUTION OF PROPERTY TYPES BY CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                                WEIGHTED
                                                                 AVERAGE     WEIGHTED
                         NUMBER OF    PERCENT OF    WEIGHTED    REMAINING     AVERAGE       WEIGHTED
                         MORTGAGED   CUT-OFF DATE   AVERAGE       TERM     CUT-OFF DATE     AVERAGE    CUT-OFF DATE
PROPERTY TYPES           PROPERTIES    BALANCE    INTEREST RATE (MONTHS)        LTV           DSCR        BALANCE
--------------           ----------    -------    ------------- --------   ------------       ----        -------
RETAIL-ANCHORED              20         16.63 %      7.4939 %    124.85        74.30 %        1.31 x   $145,393,293
RETAIL-UNANCHORED            34         10.05        7.5418      124.89        68.56          1.40       87,932,996
RETAIL-SINGLE TENANT         17          3.95        7.8456      168.96        73.22          1.32       34,565,101
RETAIL-SHADOW ANCHORED        2          0.88        6.9263      142.52        56.92          1.55        7,667,288
                              -          ----        ------      ------        -----          ----        ---------
RETAIL SUBTOTAL              73         31.51        7.5375      130.89        71.85          1.35      275,558,678

MULTIFAMILY                  76         22.24        7.2976      133.56        71.56          1.38      194,496,435
MANUFACTURED HOUSING         16          3.64        7.9558       96.91        72.03          1.34       31,864,914
                             --          ----        ------       -----        -----          ----       ----------
HOUSING SUBTOTAL             92         25.88        7.3903      128.40        71.63          1.38      226,361,349

OFFICE                       28         14.19        7.8098      117.70        68.93          1.32      124,104,613
HOTEL - FULL SERVICE         16          8.22        8.0870       84.14        59.06          1.68       71,923,991
INDUSTRIAL                   19          7.27        7.6752      124.13        70.31          1.31       63,535,082
MIXED USE                    15          4.04        7.3633      120.73        70.56          1.34       35,340,917
HOTEL - LIMITED SERVICE       9          3.16        7.9840      139.50        66.80          1.56       27,657,348
NURSING HOME                  8          3.15        7.7897      111.14        60.89          2.08       27,590,154
SELF-STORAGE                  6          1.36        7.4916      152.84        73.09          1.39       11,881,746
ASSISTED LIVING               2          0.80        7.7667       92.42        76.13          1.40        7,001,874
FACILITY
CONGREGATE CARE               1          0.41        7.8000      235.00        62.58          1.51        3,566,971
                              -          ----        ------      ------        -----          ----        ---------

TOTAL                       269        100.00 %      7.6105 %    123.69        69.67 %        1.41 x   $874,522,722

================================================================================
* The Weighted Average Interest Rate on each stratification table listed herein indicates the Gross Mortgage Rate.


--------------------------------------------------------------------------------
                            LTV RANGE AT CUT-OFF DATE
--------------------------------------------------------------------------------

                                                               WEIGHTED
                                                  WEIGHTED     AVERAGE      WEIGHTED
                      NUMBER OF    PERCENT OF     AVERAGE     REMAINING     AVERAGE     WEIGHTED
                      MORTGAGE    CUT-OFF DATE    INTEREST       TERM     CUT-OFF DATE  AVERAGE   CUT-OFF DATE
LOAN-TO-VALUE RATIO     LOANS       BALANCE         RATE       (MONTHS)       LTV         DSCR      BALANCE
-------------------   ---------   ------------    --------    ---------   ------------  --------  ------------
35.01 - 40.00             3           0.54 %      7.3642 %      250.27       37.20 %      2.34 x    $4,717,071
40.01 - 45.00             4           1.31        8.0578        127.44       42.41        1.66      11,485,194
45.01 - 50.00             4           0.79        7.5220        117.03       46.84        1.36       6,876,945
50.01 - 55.00            10           2.98        7.6614        149.40       52.26        1.49      26,022,148
55.01 - 60.00            19          12.52        8.0345         97.57       58.32        1.67     109,502,306
60.01 - 65.00            27           8.75        7.6523        126.92       63.35        1.43      76,522,003
65.01 - 70.00            50          17.13        7.6023        123.07       68.08        1.41     149,822,006
70.01 - 75.00            67          26.12        7.5669        130.33       73.08        1.35     228,405,401
75.01 - 80.00            54          28.53        7.4329        120.54       77.76        1.31     249,519,121
80.01 - 85.00             1           0.44        7.4700        110.00       81.87        1.34       3,807,107
85.01 - 95.00             1           0.16        8.2300        101.00       85.86        1.36       1,373,704
95.01 - 96.56             1(1)        0.74        7.7500        247.00       96.56        1.01       6,469,716
                       ----         ------        ------        ------       -----        ----    ------------
TOTAL                   241         100.00 %      7.6105 %      123.69       69.67 %      1.41 x  $874,522,722

================================================================================

(1) Mortgage Loan Control #26, which has a 96.56% LTV, is a credit tenant loan that is secured by net lease obligations of a rated tenant or guarantor.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        LTV RANGE AT MATURITY DATE OR ARD
-------------------------------------------------------------------------------

                                                              WEIGHTED
                                                WEIGHTED      AVERAGE      WEIGHTED
                     NUMBER OF   PERCENT OF     AVERAGE      REMAINING      AVERAGE    WEIGHTED
                      MORTGAGE  CUT-OFF DATE    INTEREST        TERM    CUT-OFF DATE   AVERAGE    CUT-OFF DATE
LOAN-TO-VALUE RATIO    LOANS      BALANCE*        RATE        (MONTHS)       LTV         DSCR        BALANCE
-------------------  ---------  ------------    --------     ---------  ------------   --------   ------------
 5.13 - 15.00             1         0.74 %       7.7500 %      247.00       96.56 %      1.01 x     $6,469,716
15.01 - 35.00            12         2.70         7.9176        160.11       52.77        1.52       23,586,296
35.01 - 40.00             4         1.02         7.3841        147.34       54.41        1.34        8,913,389
40.01 - 45.00            15         5.18         8.0289        124.64       59.31        1.62       45,269,892
45.01 - 50.00            17         4.66         7.8416        130.09       63.39        1.44       40,792,000
50.01 - 55.00            29        17.17         7.9066        100.50       62.32        1.52      150,124,528
55.01 - 60.00            52        17.20         7.4020        119.51       70.53        1.39      150,392,591
60.01 - 65.00            53        21.85         7.5490        116.04       73.81        1.36      191,057,719
65.01 - 70.00            29        19.69         7.4435        114.35       77.36        1.32      172,157,897
70.01 - 75.00            10         3.63         7.8643         95.09       78.42        1.31       31,761,210
                        ---         ----         ------         -----       -----        ----     ------------

TOTAL                   222        93.83 %(1)    7.6289 %      116.48       70.08 %      1.40 x   $820,525,238

================================================================================
* Includes only balloon/ARD loans.

---------------
(1) The Percent of Cut-off Date Balance does not add up to 100% because this table does not include fully amortizing Mortgage Loans.


-------------------------------------------------------------------------------
                                  PAYMENT TYPES
-------------------------------------------------------------------------------

                                                              WEIGHTED
                                                   WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF  PERCENT OF   AVERAGE    REMAINING    AVERAGE     WEIGHTED
                            MORTGAGE CUT-OFF DATE  INTEREST     TERM    CUT-OFF DATE   AVERAGE    CUT-OFF DATE
PAYMENT TYPES                LOANS     BALANCE       RATE     (MONTHS)      LTV          DSCR        BALANCE
-------------                -----   ------------    ----     --------  ------------   ---------  ------------
AMORTIZING BALLOON            220       93.22 %     7.6233 %    116.48      70.20 %      1.40 x   $815,255,238
FULLY AMORTIZING               19        6.17       7.3308      233.27      63.49        1.45       53,997,484
INTEREST ONLY,
THEN       AMORTIZING           2        0.60       8.5000      117.00      51.47        1.61        5,270,000
                                -        ----       ------      ------      -----        ----        ---------
BALLOON
TOTAL                         241      100.00 %     7.6105 %    123.69      69.67 %      1.41 x   $874,522,722



THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------

                                                      WEIGHTED
                                         WEIGHTED     AVERAGE     WEIGHTED
               NUMBER OF   PERCENT OF    AVERAGE     REMAINING     AVERAGE     WEIGHTED
               MORTGAGE   CUT-OFF DATE   INTEREST       TERM    CUT-OFF DATE   AVERAGE  CUT-OFF DATE
DSCR(X)          LOANS      BALANCE        RATE       (MONTHS)       LTV        DSCR       BALANCE
-------          -----      -------        ----       --------       ---        ----       -------
1.01 - 1.15         2        1.29 %      7.3547 %      214.70      88.30 %      1.07 x   $11,251,884
1.16 - 1.20         4        1.22        7.3634        142.72      73.45        1.17      10,649,622
1.21 - 1.25        25       11.85        7.5781        124.90      73.16        1.24     103,659,607
1.26 - 1.30        51       24.54        7.6678        126.50      72.75        1.28     214,574,392
1.31 - 1.35        43       19.00        7.4991        121.19      71.83        1.33     166,165,846
1.36 - 1.40        29        8.96        7.6209        121.24      68.35        1.38      78,339,561
1.41 - 1.45        23        5.21        7.3737        151.83      70.93        1.42      45,574,476
1.46 - 1.50        17        5.32        7.4978        115.74      66.59        1.48      46,532,655
1.51 - 1.55        11        4.81        7.2673        143.25      69.20        1.52      42,106,779
1.56 - 1.60        11        2.81        7.7670        113.83      64.75        1.59      24,587,532
1.61 - 1.65         7        2.48        7.7090        111.53      63.39        1.62      21,679,577
1.66 - 1.70         2        8.07        8.0689         83.49      58.59        1.66      70,574,233
1.71 - 1.75         3        0.76        7.8734        123.22      67.09        1.74       6,656,531
1.76 - 1.80         3        1.05        7.6073        113.40      69.88        1.77       9,181,202
1.91 - 1.95         2        0.32        7.9781         82.99      54.28        1.92       2,820,763
1.96 - 2.00         3        0.57        7.6959        117.08      41.02        2.00       4,991,922
2.01 - 2.50         4        1.28        7.5002        172.82      57.83        2.37      11,224,891
2.51 - 3.76         1        0.45        8.7500        112.00      57.26        3.76       3,951,249
                  ---      ------        ------        ------      -----        ----    ------------

TOTAL             241      100.00 %      7.6105 %      123.69      69.67 %      1.41 x  $874,522,722

================================================================================

(1) Mortgage Loan Control #26, which has a 1.01x DSCR, is a credit tenant loan that is secured by net lease obligations of a rated tenant or guarantor.


-------------------------------------------------------------------------------
                             MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------


                                                       WEIGHTED
                                           WEIGHTED    AVERAGE    WEIGHTED
                   NUMBER OF  PERCENT OF   AVERAGE    REMAINING   AVERAGE     WEIGHTED
RANGE OF GROSS     MORTGAGE  CUT-OFF DATE  INTEREST      TERM   CUT-OFF DATE  AVERAGE  CUT-OFF DATE
MORTGAGE RATES       LOANS     BALANCE       RATE      (MONTHS)     LTV        DSCR       BALANCE
--------------       -----     -------       ----      --------     ---        ----       -------
6.2501 - 6.5000%        3       2.76 %     6.3963 %    111.44      74.17 %     1.43 x   $24,168,433
6.5001 - 6.7500         2       0.97       6.6387      191.24      51.40       1.37       8,506,154
6.7501 - 7.0000        18       7.86       6.9343      158.72      71.98       1.41      68,778,088
7.0001 - 7.2500        34      13.85       7.1730      113.19      70.84       1.36     121,107,623
7.2501 - 7.5000        49      16.17       7.4148      119.10      72.03       1.44     141,388,986
7.5001 - 7.7500        47      18.69       7.6168      138.15      72.81       1.31     163,452,342
7.7501 - 8.0000        30      17.00       7.8698      123.44      72.17       1.33     148,703,383
8.0001 - 8.2500        27      16.12       8.1061      105.49      62.28       1.52     140,947,558
8.2501 - 8.5000        17       3.73       8.3946      106.87      62.37       1.49      32,606,916
8.5001 - 8.7500         5       1.11       8.7089      131.62      59.61       2.38       9,668,721
8.7501 - 9.0000         6       1.45       8.8108      112.99      61.62       1.44      12,704,199
9.0001 - 9.2500         2       0.21       9.1306      172.59      69.26       1.52       1,861,535
9.2501 - 9.5000         1       0.07       9.3750      107.00      79.09       1.35         628,783
                      ---     ------       ------      ------      -----       ----    ------------

TOTAL                 241     100.00 %     7.6105 %    123.69      69.67 %     1.41 x  $874,522,722

================================================================================


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

                                                          WEIGHTED     WEIGHTED
                                NUMBER OF   PERCENT OF     AVERAGE     AVERAGE     WEIGHTED
                                MORTGAGE   CUT-OFF DATE   INTEREST   CUT-OFF DATE   AVERAGE   CUT-OFF DATE
PROPERTY NAME                  PROPERTIES     BALANCE      RATE          LTV         DSCR        BALANCE
-------------                  ----------     -------     --------   ------------  --------   ------------
CROWN HOTELS                        15         7.92 %     8.0800 %     58.74 %       1.66 x   $69,289,658
BRIDGEPOINTE SHOPPING CENTER         1         4.45       7.5200       78.63         1.26      38,921,165
122 FIFTH AVENUE                     1         3.10       7.7800       71.31         1.29      27,098,390
DUDLEY FARMS PLAZA                   1         2.01       8.0000       76.25         1.26      17,536,726
EMERY/BUSCH INDUSTRIAL               1         1.41       7.9700       78.11         1.31      12,341,663
BUILDING
BORDEAUX PROPERTIES                  2         1.34       7.7700       69.30         1.32      11,676,920
FESTIVAL AT PASADENA                 2         1.33       7.4500       77.77         1.39      11,635,676
PALOUSE EMPIRE MALL                  1         1.31       7.7500       63.77         1.35      11,479,097
VENTANA VISTA APARTMENTS             1         1.30       7.3700       77.50         1.25      11,353,185
PARK PLAZA SHOPPING CENTER           1         1.25       7.0700       70.77         1.33      10,899,246
                                    --        -----       ------       -----         ----    ------------

TOTAL                               26        25.41 %     7.7808 %     69.57 %       1.41 x  $222,231,725

===============================================================================



THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   SUMMARIES OF THE TEN LARGEST MORTGAGE LOANS
-------------------------------------------------------------------------------

CONTROL #: 1.00 LOAN #: 03-0810828  - CROWN HOTELS
CONTROL #: 1.10 LOAN #: 03-0810828A - ATLANTA HOLIDAY INN - DOWNTOWN CONTROL #: 1.20 LOAN #: 03-0810828B - CUMBERLAND HOLIDAY INN
CONTROL #: 1.30 LOAN #: 03-0810828C - FREDERICK HOLIDAY INN HOLIDOME CONTROL #: 1.40 LOAN #: 03-0810828D - ASHEVILLE COMFORT SUITES
CONTROL #: 1.50 LOAN #: 03-0810828E - CHARLOTTE HOLIDAY INN EXECUTIVE PARK CONTROL #: 1.60 LOAN #: 03-0810828F - DURHAM WYNDHAM GARDEN
CONTROL #: 1.70 LOAN #: 03-0810828G - BEAVER FALLS HOLIDAY INN
CONTROL #: 1.80 LOAN #: 03-0810828H - BENSALEM COURTYARD BY MARRIOTT CONTROL #: 1.90 LOAN #: 03-0810828I - HARRISBURG EAST COMFORT INN
CONTROL #: 1.91 LOAN #: 03-0810828J - HARRISBURG WYNDHAM GARDEN
CONTROL #: 1.92 LOAN #: 03-0810828K - JOHNSTOWN HOLIDAY INN
CONTROL #: 1.93 LOAN #: 03-0810828L - JOHNSTOWN HOLIDAY INN EXPRESS CONTROL #: 1.94 LOAN #: 03-0810828M - POTTSTOWN COMFORT INN
CONTROL #: 1.95 LOAN #: 03-0810828N - YORK HOLIDAY INN HOLIDOME
CONTROL #: 1.95 LOAN #: 03-0810828O - ROCK HILL HOLIDAY INN

--------------------------------------------------------------------------------
Cut-off Date Balance:    $69,289,658        Property Type:         See Below

Loan Type:               Principal and
                          Interest Balloon  Location:              See Below

Origination Date:        5/3/1999           Year Built/Renovated:  See Below

Maturity Date:           5/31/2006          Number of Rooms:       2,318

Term:                    7 years            Cut-off Date
                                             Balance/rm:           $29,892

Mortgage Rate:           8.08%              Original Amortization: 25 years

Annual Debt Service:     $6,476,546         Appraised Value:       $117,950,000

Underwritten DSCR:       1.66x              Current LTV:           58.7%

Underwritten Cash Flow:  $10,765,635        Balance at Maturity
                                             LTV:                  52.6%

Balance at Maturity:     $62,043,338
--------------------------------------------------------------------------------

THE LOAN
The Crown Hotels Loan (the "Crown Hotels Loan") is secured by fifteen (15) first mortgages or deeds of trust on fifteen (15) hotel properties located in Georgia, Maryland, North Carolina, Pennsylvania, and South Carolina (the "Crown Hotels Properties"). The Crown Hotels Loan was originated on May 3, 1999 to refinance existing debt, pay the costs and expenses of the transaction, and fund the required reserves.

        BORROWER. The Borrower is Crown American Associates, a Pennsylvania business trust, and its wholly-owned subsidiary, Maryland Motel Management, Inc., a Maryland corporation (the "Crown Hotels Borrower"). The Crown Hotels Borrower is sponsored by Crown Hotel Holding Company, the holding company of the Borrower, and its parent, Crown Delaware Holding Company (the "Sponsors").

        SECURITY. The Crown Loan is evidenced by a Promissory Note (the "Note") secured by the fifteen (15) each of Mortgages (the "Mortgages"), Assignments of Leases and Rents, Security Agreements, UCC Financing Statements, and certain additional security documents, such as Assignments of Contracts, Agreements and Equipment Leases, Assignments of Licenses, Permits and Approvals, Assignments of Management Agreements, and Assignments of License Agreements. As to twelve (12) of the Crown Hotels Properties, the Mortgage is a first lien on a fee simple interest in the respective Crown Hotels Properties. As to three
        (3) of the Crown Hotels Properties, the Mortgage is a first lien on a leasehold interest in the respective Crown Hotels Properties.

        RECOURSE. The Crown Hotels Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of funds, and unauthorized transfers or encumbrances of the Crown Hotels Properties (the "Recourse Carveouts"). The obligations of the Crown Hotels Borrower under the Recourse Carveouts are guaranteed by the Sponsors pursuant to the terms of the Unsecured Guaranties of Non-Recourse Exceptions by Borrower Sponsors to Lender. In addition, under the terms of the Environmental Indemnity Agreement, the Crown Hotels Borrower and the Sponsors assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Crown Hotels Properties.

        PAYMENT TERMS. The Mortgage Rate is fixed at 8.08% per annum until the Maturity Date of May 31, 2006 (the "Maturity Date"). The Crown Hotels Loan requires monthly payments of principal and interest of $539,712 through the Maturity Date. The Crown Hotels Loan accrues interest based on the actual number of days elapsed during any period for which interest is payable computed on the basis of a 360-day year. Upon an Event of Default, the Mortgage Rate increases to 13.08%.

        CASH MANAGEMENT/LOCKBOX. With respect to each of the Crown Hotels Properties, the Crown Hotels Borrower is required to deposit receipts daily into a local depository account. The depository accounts are to be swept at least three times per week into an operating account. Credit card receipts (and also rents if requested by Lender) must be deposited directly into such operating account. Each of the accounts is required to be in the name of the Crown Hotels Borrower and the Lender (or at the Lender's election, in the name of a collateral agent or trustee for the benefit of the Lender and the Junior Lender). Prior to an Event of Default or a Cash Restriction Condition, the Crown Hotels Borrower has free access to the funds in the accounts.

        A "Cash Restriction Condition" occurs if the debt service coverage ratio falls below 1.35 to 1.00, or if a cash restriction condition occurs under the Junior Loan. The Junior Loan imposes a cash restriction condition when the debt service coverage ratio, calculated on the aggregate of the Crown Hotels Loan and the Junior Loan, is below 1.25 to
        1.00. The Cash Restriction Condition continues until the Crown Hotels Borrower achieves the minimum ratios for three consecutive months.




THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

        When a Cash Restriction Condition is in effect, (i) the Crown Hotels Borrower is prohibited from making distributions and paying related party items, except that a management fee to the related party manager can be paid at a reduced rate of 3% of gross revenues; and (ii) the Crown Hotels Borrower is permitted to retain funds in an amount sufficient to pay two months' operating expenses, debt service, and the Lender's reserves, and one months' reduced management fee. Funds in excess of those amounts are paid to a special reserve account of the Lender. The funds in such account may be drawn by the Crown Hotels Borrower, on appropriate documentation and in the absence of an Event of Default, to pay shortfalls in operating expenses and debt service. If the debt service coverage ratios remain below the minimum for three consecutive months, the money in such account can be used to repay the indebtedness.

        PREPAYMENT. The Crown Hotels Borrower may not prepay the Crown Hotels Loan, in whole or in part, except as described below and under the description of the Renovation Reserve below. For any prepayment, the Crown Hotels Borrower must provide the lender with 30 days' prior written notice, and the Borrower must not be in default.

        Prepayment in Full
        The Crown Hotels Borrower may prepay the Crown Hotels Loan in full at any time upon payment of accrued and unpaid interest, fees, other amounts then outstanding, and the Prepayment Consideration.

        Prepayment in Part
        After the earlier to occur of two years after the date of the securitization of the Crown Hotels Loan and May 3, 2002, and upon the bona fide sale of a Crown Hotels Property to a third party, the Crown Hotels Borrower may prepay a portion of the Crown Hotels Loan equal to the release price for such Crown Hotels Property, provided that the Crown Hotels Borrower must pay the Prepayment Consideration for the amount prepaid, and that the Crown Hotels Borrower may not make such prepayment if either (a) the prepayment (together with any prior prepayment(s)) exceeds 25% of the original principal balance of the Crown Hotels Loan, or (b) the prepayment results in a decrease in the debt service coverage ratio from that which existed immediately prior to the prepayment.

        Prepayment Consideration
        The Prepayment Consideration is calculated as follows:

        a. if the prepayment is prior to the fifth anniversary of closing, then the greater of (i) 1% of the prepayment amount, or (ii) the Yield Maintenance Amount (equal to the then-present value (determined by discounting at the rate of U.S. Treasuries having a maturity corresponding to the remaining term of the Crown Hotels Loan) of the excess, if any, of (A) the amount of the monthly interest which would otherwise be payable on the principal balance being prepaid from the date of the prepayment to and including the maturity date, over (B) the amount of the monthly interest which the lender would earn if the principal balance being prepaid were reinvested for the period from the date of the prepayment to and including the Maturity Date at said rate of U.S. Treasuries);

        b. if the prepayment is after the fifth anniversary of closing but prior to the sixth anniversary of closing, then 1% of the prepayment amount; or

        c. if the prepayment is after the sixth anniversary of closing, then zero.

        DEFEASANCE. The Crown Hotels Borrower may defease the Crown Hotels Loan, in whole or in part, and obtain the release of any of the Crown Hotels Properties from the lien of the respective Mortgage at any time after the earlier to occur of two years after the REMIC "start-up date" and November 30, 2002 by providing the Lender with direct, non-callable U.S. Treasuries sufficient to amortize with interest the Allocated Loan Amount(s) of the Crown Hotels Property(ies).

        TRANSFER OF CROWN HOTELS PROPERTY(IES) OR INTEREST IN CROWN HOTELS BORROWER. The Lender shall have the option to declare the Crown Hotels Loan immediately due and payable upon the transfer of the Crown Hotels Property(ies) or any ownership interest in the Crown Hotels Borrower, except for the pledge to the holder of the Junior Loan.

        ESCROWS/RESERVES.
        Real Estate Taxes and Insurance
        Each month, the Crown Hotels Borrower is required to deposit 1/12th of the Lender's estimate of the annual charges for real estate taxes, environmental insurance premiums (if applicable), and all other insurance premiums (if requested by the Lender). So long as (i) no Event of Default exists, (ii) the Crown Hotels Borrower has provided the Lender with bills and other documents in a timely manner, and (iii) sufficient funds are held by the Lender for the payment of the real estate taxes and insurance premiums, the Lender will either pay these items or disburse to the Crown Hotels Borrower an amount sufficient to pay these items.

        Seasonality Reserve
        On the first day of each month from April through November, the Crown Hotels Borrower is required to deposit $118,750 into a Seasonality Reserve account held by the Lender. At closing, the Crown Hotels Borrower deposited $237,500 into the Seasonality Reserve for the months of April and May. During the months of December through March, to the extent that receipts are insufficient to pay all of the Crown Hotels Borrower's operating expenses and other required amounts, the Crown Hotels Borrower may draw upon the Seasonality Reserve to fund the deficiency, provided that no uncured Event of Default exists, and provided further that the Crown Hotels Borrower provides to the Lender documentation and certifications requested by the Lender to substantiate the need for the disbursement. The Crown Hotels Borrower may draw any remaining balance in the Seasonality Reserve on April 1 of each year.

        Deferred Maintenance Reserve
        At closing, the Crown Hotels Borrower deposited $1,011,764 into a Deferred Maintenance Reserve account held by the Lender, equal to 110% of the Lender's estimated cost of repair of deferred maintenance at the Crown Hotels Properties as indicated in the engineering reports. The funds must be applied solely to deferred maintenance, which must be corrected by November 2, 1999.



THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

        Renovation Reserve
        At closing, the Crown Hotels Borrower deposited $2,412,000 into a Renovation Reserve account held by the Lender for work to be completed at two of the 15 properties in the pool. $300,000 of the funds is for core modernization work at the Charlotte Holiday Inn, which is estimated to be completed by the fall of 1999. The remaining $2,112,000 of funds are for the Property Improvement Plan that is anticipated to be necessary at the Beaver Falls Holiday Inn when the current Holiday Inn license expires in September, 1999. If the funds remaining in the Renovation Reserve upon completion of all renovation work (i) equal or exceed $250,000, they will be applied as a prepayment of the Crown Hotels Loan, or (ii) are less than $250,000, then, upon satisfaction of certain requirements, they will be released to the Crown Hotels Borrower.

        Capital Expenditure Reserve
        Each month, the Crown Hotels Borrower is required to deposit 1/12th of 4% of the gross revenues as budgeted for the then-current fiscal year in a Capital Expenditure Reserve account held by the Lender for the completion of capital improvement items and for furniture, fixtures and equipment for use at the Crown Hotels Properties. Where a Crown Hotels Property is currently being renovated or has recently undergone a renovation, the deposits into the Capital Expenditure Reserve may be suspended or decreased. The funds may be used by the Crown Hotels Borrower solely for capital improvements, furniture, fixtures and equipment in accordance with capital plans approved in advance by the Lender. In addition, such funds may be utilized for unbudgeted expenditures of the same kind incurred in emergencies, subject to the reasonable approval of the Lender.

        Environmental Reserve
        At closing, the Crown Hotels Borrower deposited $9,924 into an Environmental Reserve account held by the Lender, equal to 110% of the Lender's estimated cost to remediate the concerns at two of the Crown Hotels Properties.

        SUBORDINATE/OTHER DEBT. SFT II, Inc., a subsidiary of Starwood Financial Trust (the" Junior Lender"), made a loan (the "Junior Loan") to the Crown Hotels Borrower in the amount of $20,268,203. The interest rate of the Junior Loan equals that rate which would cause the blended interest rate for the aggregate of the Crown Hotels Loan and the Junior Loan to be 8.99%. As collateral for the Junior Loan, (i) the Crown Hotels Borrower granted to the Junior Lender a second priority security interest in all property in which the Crown Hotels Borrower granted to the Lender a first priority security interest, and (ii) Crown Hotel Holding Company pledged to the Junior Lender its interests in Crown Hotel Associates Corporation (the parent of the Borrower) and Crown Hospitality Holdings, Inc.

        Pursuant to the Subordination and Intercreditor Agreement, (a) the Junior Loan is subordinate to the Crown Hotels Loan, (b) the Junior Lender may not accelerate or foreclose the Junior Loan (except in connection with a UCC sale of the pledged entity interests) unless and until the commencement of foreclosure of the Crown Hotels Loan, (c) the Junior Lender has a right of first refusal to purchase the Crown Hotel Loan if sold by the securitization trustee, and (d) in the event that the Crown Hotels Borrower defaults on the Crown Hotels Loan, the Junior Lender has an option to purchase the Crown Hotels Loan for the outstanding indebtedness. If the Crown Hotels Loan is sold or transferred by the securitization trustee at a price equal to at least the outstanding indebtedness, then the Subordination and Intercreditor Agreement is no longer binding.

THE PROPERTIES

PROPERTY 1: CONTROL #: 1.10  LOAN #: 03-0810828A - ATLANTA HOLIDAY INN -
DOWNTOWN

--------------------------------------------------------------------------------
Location:                Atlanta, GA         Rooms:                 260
Construction:                                ADR:                   $94.17
Year Built/Renovated:    1985/1998-1999      Appraised Value:       $23,500,000
--------------------------------------------------------------------------------

OPERATING HISTORY

-----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)   UNDERWRITING
                           ----             ----              ------------------   ------------
Effective Gross Income     $6,899,979       $6,506,740        $6,546,019           $6,546,019

Net Operating Income       $2,105,066       $1,964,369        $2,086,240           $1,838,964

Net Cash Flow              $2,105,066       $1,964,369        $2,086,240           $1,838,964
-----------------------------------------------------------------------------------------------


PROPERTY 2: CONTROL #: 1.20  LOAN #: 03-0810828B - CUMBERLAND HOLIDAY INN

--------------------------------------------------------------------------------
Location:                Cumberland, MD       Rooms:                 130
Construction:                                 ADR:                   $61.45
Year Built/Renovated:    1972/1996-1997       Appraised Value:       $6,100,000
--------------------------------------------------------------------------------


OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $3,182,910       $3,207,484        $3,134,212          $3,134,212

Net Operating Income       $  592,116       $  620,142        $  635,252          $  493,504

Net Cash Flow              $  592,116       $  620,142        $  635,252          $  493,504
----------------------------------------------------------------------------------------------


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

PROPERTY 3: CONTROL #: 1.30  LOAN #: 03-0810828C -
FREDERICK HOLIDAY INN HOLIDOME

--------------------------------------------------------------------------------
Location:                Frederick, MD        Rooms:                 155
Construction:                                 ADR:                   $78.29
Year Built/Renovated:    1979/1998            Appraised Value:       $12,100,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $5,256,247       $5,379,069        $6,101,076          $5,607,983

Net Operating Income       $1,231,487       $1,187,268        $1,658,051          $1,310,533

Net Cash Flow              $1,231,487       $1,187,268        $1,658,051          $1,310,533
----------------------------------------------------------------------------------------------


PROPERTY 4: CONTROL #: 1.40  LOAN #: 03-0810828D -  ASHEVILLE COMFORT SUITES

--------------------------------------------------------------------------------
Location:                Asheville, NC        Rooms:                 125
Construction:                                 ADR:                   $53.71
Year Built/Renovated:    1989/NAP             Appraised Value:       $4,050,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $2,086,975       $2,107,028        $2,095,708          $1,910,334

Net Operating Income       $  702,220       $  734,607        $  699,497          $  521,163

Net Cash Flow              $  702,220       $  734,607        $  699,497          $  521,163
----------------------------------------------------------------------------------------------


PROPERTY 5: CONTROL #: 1.50  LOAN #: 03-0810828E -
CHARLOTTE HOLIDAY INN EXECUTIVE PARK

--------------------------------------------------------------------------------
Location:                Charlotte, NC        Rooms:                 175
Construction:                                 ADR:                   $82.39
Year Built/Renovated:    1989/1998            Appraised Value:       $12,300,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $4,107,834       $4,404,284        $4,075,906          $4,075,906

Net Operating Income       $1,472,906       $1,575,647        $1,349,983          $1,113,187

Net Cash Flow              $1,472,906       $1,575,647        $1,349,983          $1,113,187
----------------------------------------------------------------------------------------------


PROPERTY 6: CONTROL #: 1.60  LOAN #: 03-0810828F -  DURHAM WYNDHAM GARDEN

--------------------------------------------------------------------------------
Location:                Durham, NC          Rooms:                 174
Construction:                                ADR:                   $83.24
Year Built/Renovated:    1989/NAP            Appraised Value:       $13,000,000
--------------------------------------------------------------------------------




OPERATING HISTORY

-----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)   UNDERWRITING
                           ----             ----              ------------------   ------------
Effective Gross Income     $3,878,941       $4,339,716        $4,498,161           $4,498,161

Net Operating Income       $1,316,419       $1,439,100        $1,441,918           $1,196,328

Net Cash Flow              $1,316,419       $1,439,100        $1,441,918           $1,196,328
-----------------------------------------------------------------------------------------------


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

PROPERTY 7: CONTROL #: 1.70  LOAN #: 03-0810828G -  BEAVER FALLS HOLIDAY INN

--------------------------------------------------------------------------------
Location:                Beaver Falls, PA     Rooms:                 156
Construction:                                 ADR:                   $63.91
Year Built/Renovated:    1966/1996            Appraised Value:       $6,000,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $3,413,431       $3,671,109        $3,970,675           $3,970,675

Net Operating Income       $  517,349       $  619,761        $  789,915           $  632,685

Net Cash Flow              $  517,349       $  619,761        $  789,915           $  632,685
----------------------------------------------------------------------------------------------


PROPERTY 8: CONTROL #: 1.80 LOAN #: 03-0810828H - BENSALEM COURTYARD BY MARRIOTT

--------------------------------------------------------------------------------
Location:                Bensalem, PA         Rooms:                 167
Construction:                                 ADR:                   $81.89
Year Built/Renovated:    1988/NAP             Appraised Value:       $11,050,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $3,458,488       $3,833,438        $3,974,853          $3,974,853

Net Operating Income       $  829,723       $1,040,279        $1,097,561          $  918,118

Net Cash Flow              $  829,723       $1,040,279        $1,097,561          $  918,118
----------------------------------------------------------------------------------------------


PROPERTY 9: CONTROL #: 1.90  LOAN #: 03-0810828I -  HARRISBURG EAST COMFORT INN

--------------------------------------------------------------------------------
Location:                Harrisburg, PA       Rooms:                 115
Construction:                                 ADR:                   $62.79
Year Built/Renovated:    1990/NAP             Appraised Value:       $5,000,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $2,007,307       $2,062,845        $2,112,050          $2,070,633

Net Operating Income       $  503,527       $  585,231        $  649,421          $  516,342

Net Cash Flow              $  503,527       $  585,231        $  649,421          $  516,342
----------------------------------------------------------------------------------------------


PROPERTY 10: CONTROL #: 1.91  LOAN #: 03-0810828J - HARRISBURG WYNDHAM GARDEN

--------------------------------------------------------------------------------
Location:                Harrisburg, PA       Rooms:                 167
Construction:                                 ADR:                   $62.14
Year Built/Renovated:    1987/1997-1998       Appraised Value:       $1,900,000
--------------------------------------------------------------------------------




OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $3,251,713       $2,886,502        $3,374,564          $3,374,564

Net Operating Income       $  408,874       $  142,934        $  247,389          $  126,629

Net Cash Flow              $  408,874       $  142,934        $  247,389          $  126,629
----------------------------------------------------------------------------------------------

PROPERTY 11:  CONTROL #: 1.92  LOAN #: 03-0810828K -  JOHNSTOWN HOLIDAY INN

--------------------------------------------------------------------------------
Location:                Johnstown, PA         Rooms:                 159
Construction:                                  ADR:                   $62.11
Year Built/Renovated:    1973/1996             Appraised Value:       $2,500,000
--------------------------------------------------------------------------------



THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $3,501,574       $3,470,223        $3,562,799          $3,562,799

Net Operating Income       $  484,958       $  240,394        $  320,024          $  165,843

Net Cash Flow              $  484,958       $  240,394        $  320,024          $  165,843
----------------------------------------------------------------------------------------------


PROPERTY 12: CONTROL #: 1.93 LOAN #: 03-0810828L - JOHNSTOWN HOLIDAY INN EXPRESS

--------------------------------------------------------------------------------
Location:                Johnstown, PA        Rooms:                 108
Construction:                                 ADR:                   $49.12
Year Built/Renovated:    1987/1996            Appraised Value:       $1,350,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $1,193,793       $1,063,978        $1,094,948          $1,094,948

Net Operating Income       $  301,498       $  146,921        $  159,339          $   94,020

Net Cash Flow              $  301,498       $  146,921        $  159,339          $   94,020
----------------------------------------------------------------------------------------------


PROPERTY 13: CONTROL #: 1.94  LOAN #: 03-0810828M -  POTTSTOWN COMFORT INN

--------------------------------------------------------------------------------
Location:                Pottstown, PA        Rooms:                 121
Construction:                                 ADR:                   $67.49
Year Built/Renovated:    1989/NAP             Appraised Value:       $8,100,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $2,137,364       $2,150,292        $2,278,078          $2,278,078

Net Operating Income       $  857,706       $  856,572        $1,010,484          $  880,429

Net Cash Flow              $  857,706       $  856,572        $1,010,484          $  880,429
----------------------------------------------------------------------------------------------


PROPERTY 14: CONTROL #: 1.95  LOAN #: 03-0810828N - YORK HOLIDAY INN HOLIDOME

--------------------------------------------------------------------------------
Location:                York, PA             Rooms:                 181
Construction:                                 ADR:                   $67.37
Year Built/Renovated:    1982/1998            Appraised Value:       $7,600,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     $5,288,538       $5,246,352        $5,117,886          $5,177,886

Net Operating Income       $1,036,783       $  954,465        $  971,472          $  755,886

Net Cash Flow              $1,036,783       $  954,465        $  971,472          $  755,886
----------------------------------------------------------------------------------------------


PROPERTY 15: CONTROL #: 1.96  LOAN #: 03-0810828O -  ROCK HILL HOLIDAY INN

--------------------------------------------------------------------------------
Location:                Rock Hill, SC        Rooms:                 125
Construction:                                 ADR:                   $66.50
Year Built/Renovated:    1975/1998            Appraised Value:       $3,400,000
--------------------------------------------------------------------------------

OPERATING HISTORY

----------------------------------------------------------------------------------------------

                           1996             1997              1998 (TRAILING 12)  UNDERWRITING
                           ----             ----              ------------------  ------------
Effective Gross Income     NAP              NAP               NAP                 $2,430,241

Net Operating Income       NAP              NAP               NAP                 $  202,003

Net Cash Flow              NAP              NAP               NAP                 $  202,003
----------------------------------------------------------------------------------------------


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

THE MANAGEMENT
Each of the Crown Hotels Properties is managed by Crown American Hotels Company, a Pennsylvania corporation and an affiliate of the Crown Hotels Borrower (the "Manager"). The Crown Hotels Borrower assigned to the Lender its interest in the respective Management Agreements, and the rights of the Manager under the Management Agreements were subordinated to the Crown Hotels Loan. Upon an Event of Default or if the debt service coverage ratio, calculated on the aggregate of the Crown Hotels Loan and the Junior Loan, is less than 1.10x on any six calculation dates within a twelve month period, then the Lender may replace the Manager.















THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

CONTROL #: 2.00  LOAN #: 03-0810141 -  BRIDGEPOINTE SHOPPING CENTER


---------------------------------------------------------------------------------------
Cut-off Date Balance:    $38,921,165        Property Type:            Retail - Anchored
Loan Type:               Principal and
                          Interest Balloon  Location:                 San Mateo, CA
Origination Date:        3/26/1999          Year Built/Renovated:     1997 to 1999/NAP
Maturity Date:           4/01/2009          Net Rentable Square       265,846
Term:                    10 years           Cut-off Date Balance/sf:  $146.40
Anticipated Repay Date:  NAP                Appraised Value:          $49,500,000
Mortgage Rate:           7.52%              Current LTV:              78.6%
Annual Debt Service:     $3,278,736         Balance at Maturity
                                             LTV:                     69.8%
Underwritten DSCR:       1.26x              Percent Leased:           100%
Underwritten Cash Flow:  $4,129,843         Leasing Status Date:      03/19/1999
Balance at Maturity:     $34,532,966
---------------------------------------------------------------------------------------

THE LOAN
The Bridgepointe Shopping Center Loan (the "Bridgepointe Shopping Center Loan") is secured by a first mortgage on a 265,846 square foot anchored retail building located in San Mateo, California (the "Bridgepointe Shopping Center Property"). The Bridgepointe Shopping Center Loan was originated on March 26, 1999 to refinance existing debt.

        BORROWER. The Borrower is Bridgepointe, LLC, a single purpose, bankruptcy remote California limited liability company (the "Bridgepointe Shopping Center Borrower"). The Bridgepointe Shopping Center Borrower is sponsored by Peter Pau (the "Sponsor").

        SECURITY. The Bridgepointe Shopping Center Loan is evidenced by a Promissory Note (the "Note") secured by a Mortgage (the "Mortgage"), an Assignment of Leases and Rents, a Security Agreement, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee simple interest in the Bridgepointe Shopping Center Property.

        RECOURSE.  The Bridgepointe Shopping Center Loan is non-recourse.

        PAYMENT TERMS. The Mortgage Rate is fixed at 7.52% per annum until the Maturity Date of April 1, 2009 (the "Maturity Date"). The Bridgepointe Shopping Center Loan requires monthly payments of principal and interest of $273,227.96 through the Maturity Date. The Bridgepointe Shopping Center Loan accrues interest based on the actual number of days elapsed during any period for which interest is payable computed on the basis of a 360-day year. Upon an Event of Default, the Mortgage Rate increases to 12.52%.

        CASH MANAGEMENT/LOCKBOX.  None.

        PREPAYMENT/DEFEASANCE. Except in connection with certain casualty or condemnation events, The Bridgepointe Shopping Center Borrower is prohibited from prepaying the Bridgepointe Shopping Center Loan at any time before the date three (3) months prior to the Maturity Date. The Bridgepointe Shopping Center Loan may be prepaid at par any time thereafter. The Bridgepointe Shopping Center Borrower may defease the Bridgepointe Shopping Center Loan, in whole but not in part, at any time after the earlier to occur of two years after the REMIC "start-up date" or October 1, 2002, by providing the Lender with direct, non-callable U.S. Treasury obligations sufficient to pay its remaining obligations.

        TRANSFER OF BRIDGEPOINTE SHOPPING CENTER PROPERTY OR INTEREST IN BRIDGEPOINTE SHOPPING CENTER BORROWER. The Lender shall have the option to declare the Bridgepointe Shopping Center Loan immediately due and payable upon the transfer of the Bridgepointe Shopping Center Property or any ownership interest in the Bridgepointe Shopping Center Borrower. Notwithstanding the foregoing, the following shall not be deemed a transfer: a) any transfer of the shares of Nikko Capital Corp. ("Nikko"), b) any change of ownership or management of the Bridgepointe Shopping Center Borrower due to the death or disability of the Sponsor, so long as the Bridgepointe Shopping Center Borrower provides a replacement for Sponsor satisfactory to Lender, or c) any transfer of an interest in the Bridgepointe Shopping Center Borrower between Sponsor and Nikko.

        ESCROWS/RESERVES.
        Real Estate Taxes and Insurance.
        The Bridgepointe Shopping Center Borrower has established escrow accounts controlled by Lender for payment of real estate taxes and insurance premiums. The current balances of these accounts are $45,022 and $56,995, respectively, for a total of $102,017. In addition, the Bridgepointe Shopping Center Borrower is required to deposit $29,132 for real estate taxes (except for taxes allocable to Pier One, MiMi's, Cucina Cucina and Red Robin, and for portions of the Bridgepointe Shopping Center Property which are separately assessed tax parcels) and $11,399 for insurance premiums (except where a tenant pays its insurance premiums directly to the insurer) each month into the respective accounts.

        Replacement Reserve
        The Bridgepointe Shopping Center Borrower has established an escrow account controlled by Lender to cover the costs of scheduled replacements (the "Replacement Reserve"). The current balance of the Replacement Reserve is $6,660. In addition, the Ventana Vista Apartments Borrower is required to deposit $2,215 each month into the Replacement Reserve.

        Tenant Improvements Reserve
        The Bridgepointe Shopping Center Borrower has established an escrow account controlled by Lender to cover the costs of future tenant improvements associated with releasing space in the Bridgepointe Shopping Center Property (the "Tenant Improvements / Leasing Commission Reserve"). The current balance of this account is $23,314. In addition, the Bridgepointe Shopping Center Borrower is required to deposit $7,754 each month into the Tenant Improvements / Leasing Commission Reserve.

        Tenant Holdback
        The Bridgepointe Shopping Center Borrower was required to deposit $691,442 into an account (the "Holdback Account") controlled by Lender. The Bridgepointe Shopping Center Borrower signed a lease with T-Zone, Inc. (the "T-Zone Lease") for 30,757 square feet (the "T-Zone Premises"). T-Zone was not in occupancy of the T-Zone Premises at the time of the Bridgepointe Shopping Center Loan closing. Funds in the Holdback Account in


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------
        the amount of $355,000 will be disbursed to the Bridgepointe Shopping Center Borrower if either of the following should occur: (a) the T-Zone Premises is released on terms acceptable to Lender for a term to expire no earlier than the T-Zone Lease term, and such new tenant is then open for business, or (b) T-Zone has assigned or sublet the T-Zone Lease, and such new tenant is then open for business. The Bridgepointe Shopping Center Borrower also entered into leases with Red Robin Burger and Spirit Emporium ("Red Robin"), Ice Chalets, Inc. ("Ice Chalet"), and Scores Legendary Sports Restaurant ("Scores"). None of these tenants were open for business at the time of the Bridgepointe Shopping Center Loan closing. Lender agreed to disburse the following funds from the Holdback Account upon evidence from the Bridgepointe Shopping Center Borrower that the respective tenant is open for business: (a) $102,498 for Red Robin, (b) $39,451 for Ice Chalet, and (c) $194,493 for Scores. Red Robin and Scores have both opened for business. The current balance of the Holdback Account is $396,943.

        SUBORDINATE/OTHER DEBT. The Mortgage prohibits subordinate debt and encumbrances without Lender's prior consent.

THE PROPERTY
The Bridgepointe Shopping Center Property is an anchored retail building located in San Mateo, California containing 265,846 square feet of net rentable area. According to a rent roll (the "Rent Roll") provided by the Bridgepointe Shopping Center Borrower, the Bridgepointe Shopping Center Property is 100% leased as of March 19, 1999, and is anchored by Sportmart, Bed Bath & Beyond, and Staples.

The Bridgepointe Shopping Center Property is a one-story retail building that was constructed in 1997 to 1999.

MAJOR TENANTS:
--------------------------------------------------------------------------------

TENANT               SQUARE FEET        EXPIRATION DATE         RENEWAL OPTIONS
------               -----------        ---------------         ---------------
Sportmart            42,400             01/31/2014              Three 5-year
Bed Bath & Beyond    35,550             01/31/2014              Three 5-year
Staples              24,144             04/30/2013              Three 5-year
--------------------------------------------------------------------------------

OPERATING HISTORY:
--------------------------------------------------------------------------------

                           1996        1997         1998         UNDERWRITING
                           ----        ----         -----        ------------
Effective Gross Income     NAP         NAP          NAP          $5,929,647

Net Operating Income       NAP         NAP          NAP          $4,222,747

Net Cash Flow              NAP         NAP          NAP          $4,129,843
--------------------------------------------------------------------------------

THE MANAGEMENT
The Bridgepointe Shopping Center Property is managed by Nikko Capital Corp. Headquartered in Newport Beach, California, Nikko has 27 years of real estate experience, having developed and currently managing approximately 800,000 square feet of commercial space together with various land holdings valued at over $150 million. Leasing of the Bridgepointe Shopping Center Property is provided by Terranova Retail Services, the largest leasing company for retail properties in northern California.








THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

CONTROL #: 3.00  LOAN #: 03-0810618 -  122 FIFTH AVENUE

--------------------------------------------------------------------------------
Cut-off Date Balance:    $27,098,390         Property Type:         Office
Loan Type:               Principal and
                          Interest Balloon   Location:              New York, NY
Origination Date:        03/04/1999          Year Built/Renovated:  1903/1983
Maturity Date:           04/01/2009          Net Rentable Square    198,000
                                             Feet:
Anticipated Repay Date:  NAP                 Cut-off Date
                                              Balance/sf:           $136.86
Mortgage Rate:           7.78%               Appraised Value:       $38,000,000
Annual Debt Service:     $2,340,829          Current LTV:           71.3%
Underwritten DSCR:       1.29x               Balance at Maturity
                                              LTV:                  63.7%
Underwritten Cash Flow:  $3,009,796          Percent Leased:        100%
Balance at Maturity:     $24,194,111         Leasing Status Date:   04/29/1999
--------------------------------------------------------------------------------

THE LOAN
The 122 Fifth Avenue Loan (the "122 Fifth Avenue Loan") is secured by a first mortgage on a 198,000 square foot office building located in New York, New York (the "122 Fifth Avenue Property"). The 122 Fifth Avenue Loan was originated on March 4, 1999 as a consolidation and restatement of new and existing debt.

        THE BORROWER. The Borrower is 122 Fifth Associates LLC, a single purpose, bankruptcy remote New York limited liability company (the "122 Fifth Avenue Borrower"). The 122 Fifth Avenue Borrower is sponsored by William Haines (the "Sponsor").

        SECURITY. The 122 Fifth Avenue Loan is evidenced by an Amended, Restated and Consolidated Promissory Note (the "Note") secured by an Amended, Restated, Consolidated and Spread Mortgage (the "Mortgage"), an Assignment of Leases and Rents, a Security Agreement, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee simple interest in the 122 Fifth Avenue Property.

        RECOURSE. The 122 Fifth Avenue Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of funds, and unauthorized transfers or encumbrances of the 122 Fifth Avenue Property (the "Recourse Carveouts"). The obligations of the 122 Fifth Avenue Borrower under the Recourse Carveouts are guaranteed by the Sponsor pursuant to the terms of the Guaranty of Recourse Obligations of Borrower. In addition, under the terms of the Environmental Indemnity Agreement, the 122 Fifth Avenue Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the 122 Fifth Avenue Property. The 122 Fifth Avenue Borrower has also guaranteed the performance, within 90 days of closing, of certain punchlist items for the Barnes & Noble space totaling approximately $100,000.

        PAYMENT TERMS. The Mortgage Rate is fixed at 7.78% per annum until the Maturity Date of April 1, 2009 (the "Maturity Date"). The 122 Fifth Avenue Loan requires monthly payments of principal and interest of $195,069.07 through the Maturity Date. The 122 Fifth Avenue Loan accrues interest based on the actual number of days elapsed during any period for which interest is payable computed on the basis of a 360-day year. Upon an Event of Default, the Mortgage Rate increases to 18.00%.

        CASH MANAGEMENT/LOCKBOX.  None.

        PREPAYMENT/DEFEASANCE. Except in connection with certain casualty or condemnation events, The 122 Fifth Avenue Borrower is prohibited from prepaying the 122 Fifth Avenue Loan at any time before the date six (6) months prior to the Maturity Date. The 122 Fifth Avenue Loan may be prepaid at par any time thereafter. The 122 Fifth Avenue Borrower may defease the 122 Fifth Avenue Loan, in whole but not in part, at any time after the later to occur of two years after the REMIC "start-up date" or April 1, 2003, by providing the Lender with direct, non-callable U.S. Treasury obligations sufficient to pay its remaining obligations.

        TRANSFER OF 122 FIFTH AVENUE PROPERTY OR INTEREST IN 122 FIFTH AVENUE BORROWER. The Lender shall have the option to declare the 122 Fifth Avenue Loan immediately due and payable upon the transfer of the 122 Fifth Avenue Property or any ownership interest in the 122 Fifth Avenue Borrower, except that the 122 Fifth Avenue Borrower has the right, once during the term of the 122 Fifth Avenue Loan, to transfer the 122 Fifth Avenue Property upon satisfaction of certain conditions.

        ESCROWS/RESERVES.
        Real Estate Taxes and Insurance
        The 122 Fifth Avenue Borrower was required to deposit $300,000 at closing into an account (the "Reserve Fund") controlled by Lender to pay real estate taxes and insurance premiums. The 122 Fifth Avenue Borrower fulfilled this requirement by posting a $350,000 Letter of Credit (see Replacement Reserve below). The Reserve Fund must be maintained at a minimum level sufficient to cover one-third of the annual amount of all real estate taxes and insurance premiums. Lender may require monthly impounding following an Event of Default.

        Replacement Reserve
        The 122 Fifth Avenue Borrower was required to deposit $50,000 at closing into an account (the "Replacement Reserve") controlled by Lender to cover the costs of scheduled replacements. The 122 Fifth Avenue Borrower fulfilled this requirement by posting a $350,000 Letter of Credit (see Real Estate Taxes and Insurance above).

        Lease Allowance Reserve
        Commencing March 1, 2007, the 122 Fifth Avenue Borrower is required to deposit $15,000 each month into an account (the "Lease Allowance Reserve") controlled by Lender to cover the cost of future tenant improvements and leasing commissions associated with releasing space on the third floor of the building now occupied by The New York Times Company (the "New York Times Lease"). The 122 Fifth Avenue Borrower must make such deposits until the aggregate balance equals or exceeds $180,000. The 122 Fifth Avenue Borrower may instead elect to post a $180,000 Letter of Credit. The 122 Fifth Avenue Borrower may be relieved of its obligation to fund the Lease Allowance Reserve if, prior to March 1, 2007, the existing New York Times Lease is renewed on no less favorable terms than are contained in the present New York Times Lease for a minimum of


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------
        five years or replaced with a lease to Barnes & Noble on no less favorable terms than are contained in the present New York Times Lease. Upon releasing of the third floor space or portions thereof as required, the 122 Fifth Avenue Borrower may request Lender to reimburse the costs of tenant improvements and leasing commissions incurred with such releasing from the Lease Allowance Reserve.

        Letter of Credit
        At closing, the 122 Fifth Avenue Borrower was required to post two additional Letters of Credit, one in the amount of $612,000 representing four months of free rent granted to Barnes & Noble in year 1999 and the other in the amount of $918,000 representing three months of free rent granted to Barnes & Noble in year 2000, to insure that monthly loan payments due under the Note are made by the 122 Fifth Avenue Borrower. The $612,000 Letter of Credit for year 1999 was released once the monthly loan payments were made through and including the May 1, 1999 payment. The $918,000 Letter of Credit will be released upon payment by the 122 Fifth Avenue Borrower of all monthly loan payments due under the Note through and including the April 1, 2000 payment.

        SUBORDINATE/OTHER DEBT. The Mortgage prohibits subordinate debt and encumbrances without Lender's prior consent.

THE PROPERTY
The 122 Fifth Avenue Property is an office building located in New York, New York containing 198,000 square feet of net rentable area. According to a rent roll (the "Rent Roll") provided by the 122 Fifth Avenue Borrower, the 122 Fifth Avenue Property is 100% leased as of April 29, 1999, and is anchored by Barnes & Noble, The Gap, and The New York Times.

The 122 Fifth Avenue Property is a ten-story office building with ground floor retail space that was constructed in 1903 and renovated in 1983.

MAJOR TENANTS:
--------------------------------------------------------------------------------

TENANT                   SQUARE FEET       EXPIRATION DATE      RENEWAL OPTIONS
------                   -----------       ---------------      ---------------

Barnes & Noble           144,920           12/31/2014           None

The Gap                   27,000 *         12/31/2010           None

The New York Times        18,115           02/28/2008           None
--------------------------------------------------------------------------------
* The Gap occupies 12,000 square feet of retail space on the ground floor and 15,000 square feet of storage space in the basement.

OPERATING HISTORY:
--------------------------------------------------------------------------------

                         1996          1997          1998          UNDERWRITING
                         ----          ----          -----         ------------
Effective Gross Income   $4,756,858    $4,925,405    $4,677,749    $4,965,075

Net Operating Income     $3,074,910    $3,260,820    $3,195,173    $3,218,939

Net Cash Flow            $3,074,910    $3,260,820    $3,195,173    $3,009,796
--------------------------------------------------------------------------------

THE MANAGEMENT
The 122 Fifth Avenue Property is managed by Bromley Companies ("Bromley"), an affiliate of the 122 Fifth Avenue Borrower. Bromley has managed the 122 Fifth Avenue Property since its acquisition by the 122 Fifth Avenue Borrower. Bromley, which currently manages approximately 1 million square feet of commercial and residential space, is also a developer and operator of a diversified portfolio of office, industrial, retail, and multifamily properties.









THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

CONTROL #: 4.00  LOAN #: 6519 -  DUDLEY FARMS PLAZA

 -----------------------------------------------------------------------------------------------
 Cut-off  Date Balance:    $17,536,726             Property Type:          Retail - Anchored
 Loan Type:                Amortizing Balloon      Location:               South Charleston, WV
 Origination Date:         05/19/1999              Year Built/Renovated:   1998
 Maturity Date:            06/01/2011              Square Footage:         262,269
 Anticipated Repay Date:   NAP                     Cut-off  Date
                                                    Balance/sf:            $66.87
 Term:                     12 years                Original Amortization:  30 years
 Mortgage Rate:            8.00%                   Appraised Value:        $23,000,000
 Annual Debt Service:      $1,563,289              Current LTV:            76.3%
 Underwritten DSCR:        1.26x                   Balance at Maturity
                                                    LTV:                   62.6%
 Underwritten Cash Flow:   $1,970,030              Percent Occupied:       89%
 Balance at Maturity:      $14,391,789             Occupancy as of Date:   05/13/1999
 -----------------------------------------------------------------------------------------------

THE LOAN
The Dudley Farms Plaza (the "Dudley Farms Loan") is secured by a first mortgage on a 262,269 square foot shopping center located in the City of South Charleston, West Virginia (the " Dudley Farms Property"). The Dudley Farms Loan was originated by National Realty Funding L.C. on May 19, 1999 and subsequently acquired by National Realty Finance L.C.

        BORROWER. The borrowing entity, THF-D Charleston Development LLC, a West Virginia limited liability company (the "Dudley Farms Borrower"), is comprised of THF Charleston Company LLC, a Class A Member and Manager (80%) and Dudley Family, LP II, a Class B Member (20%). These entities are all affiliated with THF Realty, which provides brokerage, development, leasing and management services. THF Realty is headquartered in St. Louis, Missouri and specializes in shopping center development. The Dudley Family Limited Partnership, II is the land lessor of the subject. The two leading investors in the subject are E. Stanley Kroenke, and Michael Staenberg.

        SECURITY. The Dudley Farms Loan is secured by a Deed of Trust, Assignment of lease and Rents, Security Agreement, and Fixture Filing, UCC Financing Statements and certain additional security documents. The Deed of Trust is a fist lien on the leasehold interest in the Dudley Farms Property.

        RECOURSE. The Dudley Farms Loan is non-recourse, subject to certain limited exceptions. Michael H. Staenberg and E. Stanley Kroenke are the Key Principal's Limited Guarantors for the non-recourse carve out provisions.

        LOCKBOX.  The Dudley Farms Loan does not include a lockbox provision.

        TRANSFER OF PROPERTY OR INTEREST IN BORROWER. The Dudley Farms Loan allows (i) Dudley Family, LP II, to transfer its interests, and (ii) the Members of THF Charleston Company LLC shall be permitted to transfer their interests, both, without the consent of Lender to (a) another member in Manager, (b) a revocable trust of an individual member, (c) an estate, spouse or descendant of any of the individuals described in (a) or (b) above, or (d) any other entity as long as the combined ownership interests in the Borrower directly or indirectly through an entity owned or controlled by Michael J. Staenberg or E. Stanley Kroenke equals or exceeds 51%.

        ESCROWS/RESERVES. There is a tax and insurance escrow which requires monthly deposits in an amount sufficient to pay estimates taxes and insurance when due. However, the escrow fund for taxes is not required for those portions of the Property currently leased to Kohl's, Goody's, Arby's, Burger King, Eat N Park or any other tenant obligated under its lease to pay taxes directly to the taxing authority. An irrevocable letter of credit in the face amount of $2,147,130 has been established and will be reduced as certain leasing achievements are completed. The Borrower must have the following tenants in occupancy and paying rent on or before November 1, 1999; Hallmark Cards, Van Meter Law Office, Lilly's Jewelry and Nails and Tan. Additionally, Eat N Park as a ground lessor must also be paying rent in accordance to the terms of their lease on or before November 1, 1999.

        GROUND LEASE/MASTER LEASE/PURCHASE OPTION. The ownership interest is Leasehold. The current lessor is The Dudley Family Limited Partnership II and the lessee is THF-D Charleston Development Limited Liability Company. The lease terms include a commencement date of October 26, 1995 and a maturity date of October 26, 2094 with no options to extend and an annual lease payment of $236,000. The ground lease is not subordinate to the Deed of Trust. The ground lease requires the Fee Owner to give notice of each default under the ground lease to the Lender. In the event of Borrower default, the Lender is afforded the opportunity to cure. Additionally, the Lender could acquire the leasehold interest and the following the Lender's acquisition title to the leasehold estate it can be transferred to a third party, without the Fee Owner's consent. The Borrower cannot assign its interest without the Fee Owner's prior written consent, which is not to be unreasonably withheld.

THE PROPERTY
The Dudley Farms property is comprised of two strips of in-line and anchored retail space. The largest portion consists of approximately 206,579 square feet and contains both the anchor and big box tenants listed as follows: Kohl's, Office Max , Goodys, and Books a Million. In addition, the majority of the smaller in-line tenants are located in this structure, which forms the southern 81% gross leaseable area of the shopping center. The northern 8% of the center is comprised of approximately 20,392 square feet and contains Shoe Carnival, Mattress Warehouse, Wallpaper in Stock and GNC as tenants. The remaining 11% of gross leaseable area consists of six pad sites, three of which are leased to Eat 'N Park, Burger King, and Arbys.

OPERATING HISTORY

--------------------------------------------------------------------------------
                           1996     1997      1998 (TRAILING 12)   UNDERWRITING
                           ----     ----      ------------------  -------------
Effective Gross Income     NAP      NAP       $2,997,519           $3,018,123

Net Operating Income       NAP      NAP       $2,067,893           $2,083,701

Net Cash Flow              NAP      NAP       $2,067,893           $1,970,030
--------------------------------------------------------------------------------


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

  THE MANAGEMENT.
  THF Realty, Inc., an affiliate of the THF-D Charleston Borrower, is the property manager. At present, THF Realty, Inc. manages and is a part-owner of approximately 44 shopping centers with approximately 9.1 million square feet. Approximately 24 of these centers are anchored with a Wal-Mart store. THF Realty, Inc. also independently owns and operates six shopping centers with a total of approximately 388,479 square feet. The organization has six development projects under construction for a total of approximately 1.3 million square feet.

















THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

CONTROL #: 5.00 LOAN #: GL981131 - EMERY/BUSCH INDUSTRIAL BUILDING

--------------------------------------------------------------------------------------------------
Cut-off  Date Balance:    $12,341,663             Property Type:            Industrial
Loan Type:                Amortizing Balloon      Location:                 Nashua, New Hampshire
Origination Date:         5/13/1999               Year Built/Renovated:     1979/1997
Maturity Date:            6/01/2009               Square Footage:           317,500
Anticipated Repay Date:   NAP                     Cut-off  Date
                                                   Balance/sf:              $38.87
Term:                     120 months              Original Amortization:    30 years
Mortgage Rate:            7.97%                   Appraised Value:          $15,800,000
Annual Debt Service:      $1,084,341              Current LTV:              78.1%
Underwritten DSCR:        1.31x                   Balance at Maturity LTV:  70.0%
Underwritten Cash Flow:   $1,417,803              Percent Occupied:         100%
Balance at Maturity:      $11,055,257             Occupancy as of Date:     April 30, 1999
--------------------------------------------------------------------------------------------------


THE LOAN
The Emery/Busch Industrial Building loan (the "Emery/Busch Loan") is secured by a first mortgage on 24.26 acres site improved with a one-story slab-on-grade warehouse building containing 317,500 net rentable square feet. The property is located in an established industrial area along Celina Avenue in the northwest corner of the Town of Nashua, New Hampshire (the "Emery/Busch Property"). The Emery/Busch Loan was originated by Keybank National Association and subsequently assigned to National Realty Finance L.C.

    BORROWER. The borrower is Berkshire-Nashua, LLC, a Massachusetts limited liability company (the "Emery/Busch Borrower") which was formed in August 1997 for the sole purpose of acquiring, owning and operating the subject property.

    SECURITY. The Emery/Busch Loan is secured by a mortgage and security agreement, assignment of leases and rents, UCC financing statements and certain additional security documents. The Mortgage is a first lien on the fee interest in the Emery/Busch Property. The Emery/Busch Loan is non-recourse, subject to certain limited exceptions.

    ESCROWS/RESERVES. There is an escrow for taxes and insurance which requires monthly deposits in an amount sufficient to pay estimated taxes and insurance when due. A tenant improvements and leasing commissions escrow was established at closing, with a current balance of $ 12,500. The escrow requires biannual (each August & February) deposits for the first six years as follows: year 1 $12,500; year 2 $25,000; year 3 $37,500; year 4 $50,000;
    and years 5 and 6 $62,500, for a total of $500,000. A deferred maintenance reserve escrow with a current balance of $20,570 was established at closing to assure completion of identified necessary repairs. Additionally a replacement reserve escrow was established at closing, with a current balance of $ 9,582 and additional monthly installments of $2,395.

THE PROPERTY
The Emery/Busch Property is a one-story 317,500 square foot; slab-on-grade warehouse building built on a 24.26 acre site located in an established industrial area in the southwest corner of the Town of Nashua New Hampshire. The property is 100% occupied by Emery Worldwide Airlines, Inc., a publicly traded international freight and parcel delivery company. Lease Agreement as amended and Lease for Nashua Expansion expire 3/5/05 and 3/5/02 respectively. Each contains renewal options: A for two- (2) 36 month options or B for one (1) 12 month option. Annual Base Rent has established annual hard steps. Current Base Rent is $1,685,500.

OPERATING HISTORY
--------------------------------------------------------------------------------
                          1996          1997        1998         UNDERWRITING
                          ----          ----        -----        ------------
Effective Gross Income    NAP           NAP         NAP          $1,887,133

Net Operating Income      NAP           NAP         NAP          $1,529,563

Net Cash Flow             NAP           NAP         NAP          $1,417,803
--------------------------------------------------------------------------------

THE MANAGEMENT
Berkshire Development Corporation, established in 1990 and a 2% owner and managing partner of Emery/Busch Borrower, is the leasing and property manager. Berkshire Developments Corporation also manages it's own portfolio, including over 4.0 million square feet of industrial and retail properties. Oscar Plotkin, 70.25% owner of Emery/Busch Borrower, is one of Berkshire Development Corporation's top developers in the country.









THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

CONTROL #: 6.00 - VARIOUS
CONTROL #: 6.10 LOAN #: 215990028  -  1376 BORDEAUX
CONTROL #: 6.20 LOAN #: 215990053  -  1380 BORDEAUX

--------------------------------------------------------------------------------------
Cut-off  Date Balance:    $11,676,920            Property Type:          Industrial
Loan Type:                Amortizing Balloon     Location:               Sunnyvale, CA
Origination Date:         4/08/1999              Year Built/Renovated:   See Below
Maturity Date:            6/01/2009              Square Footage:         76,820
Anticipated Repay Date:   NAP                    Cut-off  Date
                                                  Balance/sf:            $152.00
Original Term:            121 months             Original Amortization:  25 years
Mortgage Rate:            7.77%                  Appraised Value:        $16,850,000
Annual Debt Service:      $1,062,326             Current LTV:            69.3%
Underwritten DSCR:        1.32x                  Balance at Maturity
                                                  LTV:                   56.9%
Underwritten Cash Flow:   $1,400,712             Percent Occupied:       100%
Balance at Maturity:      $9,584,889             Occupancy as of Date:   03/26/1999
--------------------------------------------------------------------------------------


THE LOAN
The two Bordeaux loans are secured by first mortgages on two (2) adjacent, fully occupied, single tenant industrial/R&D buildings in the Silicon Valley. The 1376 Bordeaux building is leased to TRW, Inc. through 1/1/2003 and the 1380 Bordeaux building is leased to Boca Research, Inc. through 9/1/2005. The two loans were originated on 4/8/99 in order to refinance the borrower's existing acquisition loan.

    BORROWER. The borrowing entity, Bordeaux Partners LLC, is a California Limited Liability Company formed for the sole purpose of acquiring, redeveloping, owning, and operating the subject property. Menlo Equities LLC (MELLC) is the managing member of Bordeaux Partners LLC. MELLC is a private commercial real estate investment firm formed in January of 1995. Menlo Equities, Inc. (MEI) is the managing member and majority owner of Menlo Equities LLC. MEI was formed in August of 1993. The Henry D. Bullock and Terri D. Bullock Living Trust is the sole shareholder of MEI and Henry Bullock serves as Trustee of the Trust. Richard J. Holmstrom owns the balance of MELLC and is its only other owner.

    Lender has been notified by Bordeaux Partners LLC that it has entered into a contract to sell both the 1376 and 1380 Bordeaux Drive properties. The contract price is $15,825,000 and the closing date is scheduled for 60 days from 6/21/99. The proposed buyer is California Bavarian Corporation, a California corporation. As provided for in the loan documents, Bordeaux Partners has requested from the lender: lender's consent to the assumption of both loans by the proposed buyer, release of the borrower and guarantor, and substitution of the proposed buyer as the borrower and guarantor. Per the Promissory Notes, the Lender has requested from Bordeaux Partners the requisite financial and other information concerning the proposed buyer which will allow it to make a reasonable determination as to the acceptability of the borrower requests.

    SECURITY. Each Bordeaux loan is secured by a deed of trust, absolute assignment of rents and leases, and a security agreement and fixture filing. Each of the mortgages is a first lien on the fee interest of the property. The Bordeaux loans are cross-collateralized and cross-defaulted

    RECOURSE. The indebtedness is non-recourse to the borrower, except for standard carve-outs, including, fraud, misrepresentation, waste of the property, misappropriation of funds, bankruptcy, and environmental non-compliance. Menlo Equities LLC has executed a Limited Guaranty whereby Guarantor assumes liability for and guarantees payment to Lender of any and all obligations for which borrower is personally liable, which includes the standard carve-out provisions.

    LOCKBOX. A lockbox has been established for each loan whereby all funds generated from property operations will be escrowed for that period beginning 9 months prior to the expiration of either of the single tenant leases. Those funds will be controlled by the lender and will be available to the borrower for the payment of TI's and LC's in the event either of the existing tenants does not elect to renew its lease.

    TRANSFER OF PROPERTY OR INTEREST IN BORROWER. To facilitate the sale of either of the Bordeaux properties with `in place' financing, the loan documents make provision for a partial release with conditions requiring a release price of 125% of the unpaid balance on the loan secured by the to-be-sold collateral property (excess funds are to be applied to the unpaid balance of the remaining loan). Additional conditions include lender's review and approval of the residual DSC and LTV ratios which would result from the partial release and that they not be below 1.30x and 73% respectively.

    ESCROWS/RESERVES. On the date of the closing of the Bordeaux Loans, the lender obtained from the borrower $92,675 and $13,838 to be held in escrow representing six months of taxes and insurance, respectively, due on the properties and since such date the lender has not obtained any additional amounts for taxes and insurance. Current escrow balances as of July 1, 1999 are $92,675 for taxes and $13,838 for insurance. In the event that there are no defaults or delinquencies under the Bordeaux Loans during the three years succeeding the Closing Date, the escrow balances referred to in the preceeding sentence will be released to the borrower. Additionally, a replacement reserve escrow was established at closing and requires the payment of monthly installments of $961. The current replacement reserve escrow balance is $1,920 as of July 1, 1999.

THE PROPERTIES

PROPERTY 1: CONTROL #: 6.10 LOAN #: 215990028 - 1376 BORDEAUX

--------------------------------------------------------------------------------
Location:              Sunnyvale, CA   Square Footage:     31,173
Construction:          Concrete        Percent Occupied:   100% as of 3/26/1999
Year Built/Renovated:  1980 / 1998     Appraised Value:    $6,850,000
--------------------------------------------------------------------------------

OPERATING HISTORY
The property was purchased in June 1997 as REO and was subsequently extensively renovated by the borrower and leased to TRW, Inc. for a five-year term commencing 1/1/98. Historic operating information for the property was unavailable from the previous owner and the underwriting has relied on revenue and expense information provided by the 3/26/99 appraisal.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              1996        1997        1998       UNDERWRITING
                              ----        ----        -----      ------------
Effective Gross Income        NAP         NAP         NAP        $748,913

Net Operating Income          NAP         NAP         NAP        $619,357

Net Cash Flow                 NAP         NAP         NAP        $568,725
--------------------------------------------------------------------------------

THE MANAGEMENT
The property will be managed by Menlo Equities Management Company an affiliate of Menlo Equities LLC.

PROPERTY 2: CONTROL #: 6.20  LOAN #: 215990053 -  1380 BORDEAUX

--------------------------------------------------------------------------------
Location:               Sunnyvale, CA    Square Footage:     45,647
Construction:           Concrete         Percent Occupied:   100% as of 3/26/99
Year Built/Renovated:   1979 / 1998      Appraised Value:    $10,000,000
--------------------------------------------------------------------------------

OPERATING HISTORY
The property was purchased in June 1997 as REO and was subsequently extensively renovated by the borrower and leased to Boca Research Inc. for a seven-year term commencing 9/1/98. Historic operating information for the property was unavailable from the previous owner and the underwriting has relied on revenue and expense information provided by the 3/26/99 appraisal.


--------------------------------------------------------------------------------
                             1996        1997         1998         UNDERWRITING
                             ----        ----         -----        ------------
Effective Gross Income       NAP         NAP          NAP          $991,453

Net Operating Income         NAP         NAP          NAP          $906,930

Net Cash Flow                NAP         NAP          NAP          $831,987
--------------------------------------------------------------------------------

THE MANAGEMENT
The property will be managed by Menlo Equities Management Company an affiliate of Menlo Equities LLC.




THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

CONTROL #: 7.00 - VARIOUS
CONTROL #: 7.10 LOAN #: 5201 - FESTIVAL AT PASADENA
CONTROL #: 7.20 LOAN #: 6098 - FESTIVAL AT PASADENA PAD BUILDING

------------------------------------------------------------------------------------------------------
Cut-off  Date Balance:    $11,635,676                   Property Type:          Retail-Anchored/Office
Loan Type:                Amortizing Balloon            Location:               Pasadena, MD
Origination Date:         2/01/1999                     Year Built/Renovated:   See Below
Maturity Date:            2/01/2009                     Square Footage:         240,407
Anticipated Repay Date:   NAP                           Cut-off  Date
                                                         Balance/sf:            $50.83
Original Term:            10 years                      Original Amortization:  30 years
Mortgage Rate:            7.45%                         Appraised Value:        $15,000,000
Annual Debt Service:      $975,225                      Current LTV:            77.8%
Underwritten DSCR:        1.39x                         Balance at Maturity
                                                         LTV:                   67.8%
Underwritten Cash Flow:   $1,356,970                    Percent Occupied:       97%
Balance at Maturity:      $10,144,745                   Occupancy as of Date:   1/28/1999
------------------------------------------------------------------------------------------------------

THE LOAN
The two (2) Festival at Pasadena Loans (collectively the "Festival Loans") include Festival at Pasadena a 209,143 square community shopping center and Festival at Pasadena Pads a 31,264 square foot office/retail center, (collectively the "Festival Properties") both located in Pasadena, Maryland. The Festival Loans are secured by First Deeds of Trust. The Festival Loans were originated by National Realty Funding L.C. on February 1, 1999 and subsequently acquired by National Realty Finance L.C. The Festival Loans are cross-collateralized and cross-defaulted with each other. A partial release of the collateral under the Defeasance Option may be obtained.

    BORROWER. The Borrower consists of the following entities as tenants in common under the Co-Tenancy Agreement dated February 1, 1999: Festival Pasadena Associates, L.P., a Delaware limited partnership; HSG Pasadena, LLC, a Maryland limited liability company; LM Pasadena, LLC, a Maryland limited liability company; SFG Pasadena, LLC a Maryland limited liability company; and Garstat, Inc., a Maryland Corporation (collectively the Festival Borrower"). These entities are controlled by Joel Fedder, Harry Rodgers, and Herb Garten, Mr. Fedder's law partner. Mr. Fedder is Chief Executive Officer of The Fedder Company, which manages the subject property, and is a native of Baltimore who has served as a Tax and Corporate Law attorney for over 30 years.

    SECURITY. The Festival Loans are each secured by a fee simple First Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing, UCC Financing Statements and certain additional security documents.

    RECOURSE. The Festival Loans are non-recourse, subject to certain limited exceptions. Mr. Joel Fedder is the Key Principal's Limited Guarantors for the non-recourse carve out provisions.

    LOCKBOX.  The Festival Loans do not include a lockbox provision.

    TRANSFER OF PROPERTY OR INTEREST IN BORROWER. The Festival Loans allow the transfer of interests in any Borrower by the current owners of such interests to or for the benefit of one or more family members subject to the following conditions (a) Joel Fedder, Herbert S. Garten and/or Harry W. Rodgers, III (the "Principals") shall continue to control the ownership of each Borrower and shall be responsible for the management of the Property, provided, however that, upon the death or incapacity of any of the Principals, one or more family member shall be substituted for such Principal and (b) no guarantor shall be released from any guaranty or indemnity agreement by virtue of such transfer. The loan secured by the Festival at Pasadena Building Pad further allows the Borrower to transfer its interest in the Festival Properties to Fischer Corporation (the "Transferee") providing the following requirements are satisfied in Lender's discretion: (a) each entity or person constituting Borrower shall simultaneously transfer 100% of its interests in the Property to transferee;
    (b) no event of default has occurred and is continuing; (c) Transferee meets all Lender's underwriting standards; (d) Borrower reimburses Lender all expenses incurred; (e) Transferee executes an assumption agreement and other documents required by Lender; (f) no guarantor or indemnitor in connection with the Loan shall be released; and (g) Lender's title policy shall be endorsed at expense of Borrower.

    ESCROWS/RESERVES. There are tax and insurance escrows which require monthly deposits in an amount sufficient to pay estimated taxes and insurance when due. These escrows were established at closing and require monthly payments of $11,174 and $1,990 for taxes and insurance respectively. Current escrow balances are $122,913 for taxes and $27,856 for insurance.

THE PROPERTIES
The subject property, known as Festival at Pasadena, consists of a 209,143 square foot, one-story class B community shopping center situated on 18.32 acres located in Pasadena, Anne Arundel County, Maryland. Built in 1986 and 1987, the structure consists of a steel frame with exterior walls consisting of brick veneer in the front and painted concrete masonry in the rear. Major tenants include B.J.'s Wholesale for 57.1% of the space with a lease expiration of November 2012 and Ollie's Bargain Mart for 14.8% of the shopping center space with a lease expiration of August 2004. BJ's is a wholesale club concept similar to Sam's and Price where consumers can purchase items, through membership, at sub-retail costs due to the bulk buying power of the tenant. The Ollie's chain has 16 stores predominately in the Baltimore metro (five) and Pennsylvania areas. The Ollie's store is a discounter of discontinued retail items and factory seconds.

The subject property, known as Festival at Pasadena Pad Building, consists of a 31,264 square foot, two-story class B Office/retail center situated on 3.09 acres located in Pasadena, Anne Arundel County, Maryland. The first floor includes retail space while the second floor is office space. Built in 1987, the structure consists of a steel frame with exterior walls consisting of brick veneer. The major tenants for the pad building include Party City, 6,899 square feet (22%) with a lease expiration of June 2002; Baltimore Sun 5,880 square feet (18.8%) with a lease expiration of August 2002; and Leslie's Pool Mart 5,430 square feet (17.3%) with a lease expiration of October 2001. The Leslie's Pool Marts lease has a kickout clause after Year 3 (10/28/99) if sales are less than $150 per square foot. However, sales are well above that rate to date.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

PROPERTY 1: CONTROL #: 7.10  LOAN #: 5201 -  VARIOUS FESTIVAL AT PASADENA

------------------------------------------------------------------------------------------
Location:               Pasadena, Maryland      Square Footage:       209,143
Construction:           Steel Frame w/ Brick
                         Veneer                 Percent Occupied:     99% as of 01/28/1999
Year Built/Renovated:   1987/NAP                Appraised Value:      $11,600,000
------------------------------------------------------------------------------------------

OPERATING HISTORY

------------------------------------------------------------------------------------------------
                                1996 *           1997 *           1998 *           UNDERWRITING
                                ------           ------           -------          ------------
Effective Gross Income          $1,901,706       $1,731,097       $1,826,661       $1,501,621**

Net Operating Income            $1,458,421       $1,305,953       $1,416,475       $1,145,111

Net Cash Flow                   $1,458,421       $1,305,953       $1,416,475       $1,039,848
------------------------------------------------------------------------------------------------

* Operating history includes the Festival at Pasadena Pad Building.


PROPERTY 2: CONTROL #: 7.20 LOAN #: 6098 - VARIOUS FESTIVAL AT
PASADENA PAD BUILDING

--------------------------------------------------------------------------------
Location:               Pasadena, Maryland   Square Footage:     31,264
Construction:           Steel Frame w/
                         Brick Veneer        Percent Occupied:   86% 01/28/1999
Year Built/Renovated:   1986/NAP             Appraised Value:    $3,400,000
--------------------------------------------------------------------------------

OPERATING HISTORY

-----------------------------------------------------------------------------------------------
                               1996 *            1997 *            1998 *          UNDERWRITING
                               ------            ------            ------          ------------
Effective Gross Income                                                              $419,829**

Net Operating Income                                                                $345,270

Net Cash Flow                                                                       $317,122
-----------------------------------------------------------------------------------------------

 * Operating History is included in the Festival at Pasadena Loan.
** Stabilized EGI higher than 1998 due to a tenant taking 10,384 square feet at $9.55 per square foot under a ten year lease.

THE MANAGEMENT
The subject is leased and managed by The Fedder Company, an owner-affiliated company located in Glen Burnie, Maryland. The company has been in existence for over 25 years and has built, developed or acquired over $60,000,000 in income producing property including retail, warehouses, office, self-storage and apartments. Fedder manages nearly 1,500,000 square feet of commercial property in Baltimore County, Anne Arundel County, Northern Virginia and Martinsburg, West Virginia. The company developed several office buildings in the 1980s in Maryland. The Company purchased over 1,000,000 square feet of retail centers in 1997, selling 650,000-square feet to a REIT.









THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

CONTROL #: 8.00 LOAN #: 6423 - PALOUSE EMPIRE MALL

--------------------------------------------------------------------------------

Cut-off  Date Balance:    $11,479,097                   Property Type:          Retail - Anchored
Loan Type:                Amortizing Balloon            Location:               Moscow, Idaho
Origination Date:         5/18/1999                     Year Built/Renovated:   1976-1980
Maturity Date:            6/01/2009                     Square Footage:         406,359
Anticipated Repay Date:   NAP                           Cut-off  Date
                                                         Balance/sf:            $28.25
Original Term:            10 years                      Original Amortization:  20 years
Mortgage Rate:            7.75%                         Appraised Value:        $18,000,000
Annual Debt Service:      $1,142,091                    Current LTV:            63.8%
Underwritten DSCR:        1.34x                         Balance at Maturity
                                                         LTV:                   44.2%
Underwritten Cash Flow:   $1,546,406                    Percent Occupied:       93%
Balance at Maturity:      $7,946,828                    Occupancy as of Date:   5/17/1999
-------------------------------------------------------------------------------------------------

THE LOAN

The Palouse Empire Mall Loan (the "Palouse Mall Loan") is secured by a First Leasehold Deed of Trust on a 406,359 square foot shopping center located in Moscow, Idaho. (the "Palouse Mall Property"). The Palouse Loan was originated by National Realty Funding L.C. on May 18, 1999 and subsequently acquired by National Realty Finance L. C.

    BORROWER. The borrowing entity Palouse Empire Mall Associates, a Washington general partnership (the "Palouse Mall Borrower") is a single asset entity, which consists of three General Partners. The three general partners are Dr. Michael M. McCarthy (25%), G&ME Family Trust, a Revocable Living Trust formed by Gordon and Madeline Edgren (25%) and Patty McCarthy Trust, a Testamentary Trust formed from the Revocable Living Trust of Patty McCarthy, with Orville Barnes, Victor Stolle and Madeline McCarthy, Trustees (50%). Approximately 30 to 60 days after loan closing, the borrowing entity is expected to be transferred from a G.P. to an L.L.C. The ownership interests will remain the same under the new limited liability structure.

    SECURITY. The Palouse Mall Loan is secured by a First Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing, UCC Financing Statements and certain additional security documents.

    RECOURSE. The Palouse Mall Loan is non-recourse, subject to certain limited exceptions. G &ME Family Trust and Dr. Michael McCarthy are the Key Principal's Limited Guarantors for the non-recourse carve out provisions.

    LOCKBOX.  The Palouse Mall Loan does not include a lockbox provision.

    TRANSFER OF PROPERTY OR INTEREST IN BORROWER. The Palouse Mall Loan allows an ownership transfer within 90 days of closing to a limited liability company owned by existing owners of Borrower in their current ownership percentages.

    ESCROWS/RESERVES. There is a tax and insurance escrow which requires monthly deposits in an amount sufficient to pay estimates taxes and insurance when due. An escrow was also established at closing in the original amount of $2,900,000 for tenant finish improvements, leasing commissions and capital improvements.

    GROUND LEASE/MASTER LEASE/PURCHASE OPTION. The ownership interest is Leasehold. The current lessor is The Regents of the University of Idaho and the lessee is Palouse Empire Mall Associates. The lease terms include a commencement date of July 23, 1973 and a termination date of March 1, 2026, with one ten-year option remaining. The ground lease requires the Fee Owner to give notice of each default under the ground lease to the Lender. In the event of Borrower defaults, the Lender is afforded the opportunity to cure. Additionally, the Lender could acquire the leasehold interest and following the Lender's acquisition of title to the leasehold estate it can subsequently be transferred to a third party, without the Fee Owner's consent. The Borrower cannot assign or sublet its interest without the Fee Owner's consent. Ground rent is calculated at $600 per acre per year or
    44.8159 acres X $600 = $26,889.54 per year. In addition, there is a fluctuating interest payment (equal to the annual rate of yield for domestic corporate bonds rated Aaa by Moody's) based on $300,000. Assuming an estimated average interest rate of 7.5%, the payment is $22,500 per year. Thus, the total minimum rent payment is approximately $49,390 ($4115.83/month). At the end of the year, 8% of gross rents (defined as minimum rents and percentage rents) is calculated. The amount already paid by the borrower (approximately $49,390) is subtracted from the 8% of gross sales and the balance is what is due from the borrower to the University of Idaho.

THE PROPERTY
The Palouse Mall Property is comprised of a 406,359 square foot anchored, retail center situated in six buildings located in Moscow, Idaho. The subject was built in two phases. The first phase was constructed in 1976, which is the portion of the mall that is not enclosed. In 1978 through 1980, the enclosed mall portion of the subject was constructed. The major tenants are Waremart grocery store 13%, Michaels 3.9%, JoAnn Fabrics 3.5%, Rite Aid 5.5%, Bon Marche 9.8%, Emporium Department Store 9.5%, and Office Depot 6.2%, which is to take occupancy by year end (not included in historical income).


OPERATING HISTORY

-------------------------------------------------------------------------------------------------
                                  1996               1997             1998          UNDERWRITING
                                  ----               ----             ----          ------------
Effective Gross Income            $2,931,988         $2,983,084       $3,092,726    $3,058,608

Net Operating Income              $1,763,298         $1,719,939       $1,753,436    $1,712,575

Net Cash Flow                     $1,463,235         $1,093,648       $1,421,177    $1,546,406
-------------------------------------------------------------------------------------------------





THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

THE MANAGEMENT.
Management for the subject from 1993 until September of 1997 had been Goodhale Barbeari. In 1997 the principals decided to bring management in-house and solicited Jim Bendickson, formerly the subject's assistant manager with Goodhale Barbeari, to manage the subject. Day to day operational decisions are made by Mr. Bendickson with larger, non-recurring expenditures (over $2,000 for any one item) calling for the approval of one of the principals. PEM consists of Jim Bendickson and his assistant/ accounting employee. Also, in the on-site management office is a maintenance supervisor (not an employee of PEM, but on a maintenance contract), and a marketing director and marketing assistant (not employees of PEM but paid out of the Merchant Association dues).
















THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

CONTROL #: 9.00  LOAN #: 03-0810140 -  VENTANA VISTA APARTMENTS

-------------------------------------------------------------------------------------
Cut-off Date Balance:    $11,353,185        Property Type:           Multifamily
Loan Type:               Principal and
                          Interest Balloon  Location:                Tucson, AZ
Origination Date:        3/29/1999          Year Built/Renovated:    1985 to 1987/NAP
Maturity Date:           4/01/2009          Number of Units:         250
Anticipated Repayment    NAP                Cut-off Date
Date                                         Balance/unit:           $45,413
Term:                    10 years           Original Amortization:   30 years
Mortgage Rate:           7.37%              Appraised Value:         $14,650,000
Annual Debt Service:     $942,472           Current LTV:             77.5%
Underwritten DSCR:       1.25x              Balance at Maturity
                                             LTV:                    68.5%
Underwritten Cash Flow:  $1,178,138         Percent Occupied:        94%
Balance at Maturity:     $10,036,071        Occupancy as of Date:    03/30/1999
-------------------------------------------------------------------------------------

THE LOAN
The Ventana Vista Apartments Loan (the "Ventana Vista Apartments Loan") is secured by a first Deed of Trust on a 250 unit apartment complex located in Tucson, Arizona (the "Ventana Vista Apartments Property"). The Ventana Vista Apartments Loan was originated on March 29, 1999 to refinance existing debt.

    BORROWER. The Borrower is Ventana Vista Investors Limited Partnership, a single asset Arizona limited partnership (the "Ventana Vista Apartments Borrower"). The Ventana Vista Apartments Borrower is sponsored by The Schomac Group, Inc., an Arizona corporation, and by Ventana Vista GP Corp., the managing general partner of the Borrower (the "Sponsors").

    SECURITY. The Ventana Vista Apartments Loan is evidenced by a Multifamily Note and Addendum to Multifamily Note (collectively, the "Note") secured by a Multifamily Deed of Trust (the "Mortgage"), an Assignment of Rents, a Security Agreement, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee simple interest in the Ventana Vista Apartments Property.

    RECOURSE. The Ventana Vista Apartments Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of funds, and unauthorized transfers or encumbrances of the Ventana Vista Apartments Property (the "Recourse Carveouts"). The obligations of the Ventana Vista Apartments Borrower under the Recourse Carveouts are guaranteed by the Sponsor pursuant to the terms of the Guaranty Agreement. In addition, under the terms of the Environmental Indemnity Agreement, the Ventana Vista Apartments Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Ventana Vista Apartments Property.

    PAYMENT TERMS. The Mortgage Rate is fixed at 7.37% per annum until the Maturity Date of April 1, 2009 (the "Maturity Date"). The Ventana Vista Apartments Loan requires monthly payments of principal and interest of $78,539.35 through the Maturity Date. The Ventana Vista Apartments Loan accrues interest based on the actual number of days elapsed during period for which interest is payable computed on the basis of a 360-day year. Upon an Event of Default, the Mortgage Rate increases to 12.37%.

    CASH MANAGEMENT/LOCKBOX. None.

    PREPAYMENT/DEFEASANCE. Except in connection with certain casualty or condemnation events, the Ventana Vista Apartments Borrower is prohibited from prepaying the Ventana Vista Apartments Loan at any time before the date three (3) months prior to the Maturity Date. The Ventana Vista Apartments Loan may be prepaid at par any time thereafter. The Ventana Vista Apartments Borrower may defease the Ventana Vista Apartments Loan, in whole but not in part, at any time after the earlier to occur of two years after the REMIC "start-up date" or October 1, 2002 by providing the Lender with direct, non-callable U.S. Treasury obligations sufficient to pay its remaining obligations.

    TRANSFER OF VENTANA VISTA APARTMENTS PROPERTY OR INTEREST IN VENTANA VISTA APARTMENTS BORROWER. The Mortgage is silent as to transfer.

    ESCROWS/RESERVES.
    Real Estate Taxes and Insurance
    The Ventana Vista Apartments Borrower has established escrow accounts controlled by Lender for payment of real estate taxes and insurance premiums. The current balance of these accounts is $36,396 and $6,755, respectively, for a total of $43,151. In addition, the Ventana Vista Apartments Borrower is required to deposit $12,132 for real estate taxes and $1,351 for insurance premiums each month into the respective accounts.

    Replacement Reserve
    The Ventana Vista Apartments Borrower has established an escrow account controlled by Lender to cover the costs of scheduled replacements (the "Replacement Reserve"). The current balance of the Replacement Reserve is $55,982. In addition, the Ventana Vista Apartments Borrower is required to deposit $7,146 each month into the Replacement Reserve.

    SUBORDINATE DEBT. The Mortgage prohibits subordinate debt and encumbrances without Lender's prior consent.

THE PROPERTY
The Ventana Vista Apartments Property is a 250 unit apartment project located in Tucson, Arizona. According to a rent roll (the "Rent Roll") provided by the Ventana Vista Apartments Borrower, the Ventana Vista Apartments Property is 94% leased as of March 30, 1999.

The Ventana Vista Apartments Property consists of 35 one- and two-story buildings that were constructed from 1985 to 1987.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

OPERATING HISTORY

-------------------------------------------------------------------------------------------
                           1996             1997              1998             UNDERWRITING
                           ----             ----              ----             ------------
Effective Gross Income     $1,749,359       $1,814,133        $1,991,108       $2,056,298

Net Operating Income       $855,213         $956,135          $1,110,127       $1,178,138

Net Cash Flow              $855,213         $956,135          $1,110,127       $1,178,138
-------------------------------------------------------------------------------------------

THE MANAGEMENT
The Ventana Vista Apartments Property is managed by Schomac Property Management, Inc. ("Schomac"), an affiliate of the Ventana Vista Apartments Borrower. Schomac is the residential and commercial property management subsidiary of The Schomac Group, Inc. ("SGI"), a privately held real estate investment and management company formed in 1974 and headquartered in Tucson, Arizona. SGI employs over 400 people nationwide and is the third largest real estate related employer in southern Arizona. SGI has developed over 4,000 apartment units in Tucson and Las Vegas, in addition to approximately 800,000 square feet of office and retail space as well as 4 million square feet of self storage space in 14 states with a combined value in excess of $400 million. SGI has sponsored over 100 limited partnerships and has acted as a joint venture partner with many institutional and private investors.





THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

CONTROL #: 10.00  LOAN #: 03-0810054 - PARK PLAZA SHOPPING CENTER

-----------------------------------------------------------------------------------------------
Cut-off Date Balance:    $10,899,246             Property Type:         Retail - Unanchored
Loan Type:               Principal and
                          Interest Balloon       Location:              Aliso Viejo, CA
Origination Date:        06/30/1998              Year Built/Renovated:  1998/NAP
Maturity Date:           07/01/2008              Net Rentable Square
                                                  Feet:                 46,887
Anticipated Repay Date:  NAP                     Cut-off Date
                                                  Balance/sf:           $232.46
Mortgage Rate:           7.07%                   Appraised Value:       $15,400,000
Annual Debt Service:     $884,414                Current LTV:           70.8%
Underwritten DSCR:       1.33x                   Balance at Maturity
                                                  LTV:                  61.6%
Underwritten Cash Flow:  $1,179,983              Percent Leased:        90%
Balance at Maturity:     $9,490,525              Leasing Status Date:   03/08/1999
-----------------------------------------------------------------------------------------------

THE LOAN
The Park Plaza Shopping Center Loan (the "Park Plaza Shopping Center Loan") is secured by a first mortgage on a 46,887 square foot unanchored retail building located in Aliso Viejo, California (the "Park Plaza Shopping Center Property"). The Park Plaza Shopping Center Loan was originated on June 30, 1998 to refinance existing debt.

        THE BORROWER. The Borrower is Leaseback of California II, LLC, a single asset California limited liability company (the "Park Plaza Shopping Center Borrower"). The Park Plaza Shopping Center Borrower is sponsored by Ronald M. Tate, James W. Wallace, David L. Lazares, and Daniel L. Allen (the "Sponsors").

        SECURITY. The Park Plaza Shopping Center Loan is evidenced by a Promissory Note (the "Note") secured by a Mortgage (the "Mortgage"), an Assignment of Leases and Rents, a Security Agreement, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee simple interest in the Park Plaza Shopping Center Property.

        RECOURSE. The Park Plaza Shopping Center Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of funds, and unauthorized transfers or encumbrances of the Park Plaza Shopping Center Property (the "Recourse Carveouts"). The obligations of the Park Plaza Shopping Center Borrower under the Recourse Carveouts are guaranteed by the Sponsor pursuant to the terms of the Exceptions to Non-Recourse Guaranty. In addition, under the terms of the Environmental Indemnity Agreement, the Park Plaza Shopping Center Borrower and the Sponsors assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Park Plaza Shopping Center Property.

        PAYMENT TERMS. The Mortgage Rate is fixed at 7.07% per annum until the Maturity Date of July 1, 2008 (the "Maturity Date"). The Park Plaza Shopping Center Loan requires monthly payments of principal and interest of $73,701.13 through the Maturity Date. The Park Plaza Shopping Center Loan accrues interest based on a 30-day month computed on the basis of a 360-day year. Upon an Event of Default, the Mortgage Rate increases to 12.07%.

        CASH MANAGEMENT/LOCKBOX.   None.

        PREPAYMENT/DEFEASANCE. Except in connection with certain casualty or condemnation events, The Park Plaza Shopping Center Borrower is prohibited from prepaying the Park Plaza Shopping Center Loan at any time before the date six (6) months prior to the Maturity Date. The Park Plaza Shopping Center Loan may be prepaid at par any time thereafter. The Park Plaza Shopping Center Borrower may prepay the Park Plaza Shopping Center Loan, in whole but not in part, at any time after the July 1, 2003 by paying a prepayment penalty equal to the greater of 1% of the outstanding principal balance or a yield maintenance calculation.

        TRANSFER OF PARK PLAZA SHOPPING CENTER PROPERTY OR INTEREST IN PARK PLAZA SHOPPING CENTER BORROWER. The Lender shall have the option to declare the Park Plaza Shopping Center Loan immediately due and payable upon the transfer of the Park Plaza Shopping Center Property or any ownership interest in the Park Plaza Shopping Center Borrower. Notwithstanding the foregoing, the Park Plaza Shopping Center Borrower shall have a one time right to transfer the Park Plaza Shopping Center Property upon meeting certain conditions. Also notwithstanding the foregoing, the following shall not be deemed a transfer: any transfer in which each of David L. Lazares and Ronald M. Tate continue to hold, directly or through trusts, interests in the profits and losses of the Park Plaza Shopping Center Borrower, and the aggregate of the interests so held by both of said individuals shall constitute not less than 50% of the profits and losses of the Park Plaza Shopping Center Borrower.

        ESCROWS/RESERVES.
        Real Estate Taxes and Insurance
        None.

        Replacement Reserve
        None.

        Tenant Improvements and Leasing Commissions Reserve
        None.

        SUBORDINATE/OTHER DEBT. The Mortgage prohibits subordinate debt and encumbrances without Lender's prior consent.




THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------

THE PROPERTY
The Park Plaza Shopping Center Property is an unanchored retail building located in Aliso Viejo, California containing 46,887 square feet of net rentable area. According to a rent roll (the "Rent Roll") provided by the Park Plaza Shopping Center Borrower, the Park Plaza Shopping Center Property is 90% leased as of March 8, 1999.

The Park Plaza Shopping Center Property is a one-story retail building that was constructed in 1998.

OPERATING HISTORY:
--------------------------------------------------------------------------------
                              1996       1997       1998       UNDERWRITING
                              ----       ----       -----      ------------
Effective Gross Income        NAP        NAP        NAP        $1,530,076

Net Operating Income          NAP        NAP        NAP        $1,244,132

Net Cash Flow                 NAP        NAP        NAP        $1,179,983
--------------------------------------------------------------------------------

THE MANAGEMENT
The Park Plaza Shopping Center Property is managed by America West Properties, Inc., a company with 15 years of real estate management experience.















THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR GREENWICH NATWEST LIMITED, AS AGENT FOR NATIONAL WESTMINSTER BANK, PLC FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                         GREENWICH NATWEST
-------------------------------------------------------------------------------